    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 21, 2006

                                                              FILE NO. 033-51294
                                                               FILE NO. 811-7140
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                           [ ]
      POST-EFFECTIVE AMENDMENT NO. 38                            [X]
                            AND
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                   [ ]
      AMENDMENT NO. 40                                           [X]


                          VAN KAMPEN SERIES FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
             1221 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)
                         REGISTRANT'S TELEPHONE NUMBER
                                 (212) 762-5260

                             AMY R. DOBERMAN, ESQ.
                               MANAGING DIRECTOR
                          VAN KAMPEN INVESTMENTS, INC.
                            1221 AVENUE OF AMERICAS
                            NEW YORK, NEW YORK 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------

                                   COPIES TO:

                            CHARLES B. TAYLOR, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

                             ---------------------

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing be effective (Check appropriate box)
     [ ]  Immediately upon filing pursuant to paragraph (b)

     [ ]  On (date) pursuant to paragraph (b)

     [X]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  On (date) pursuant to paragraph (a)(1)

     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Common Shares, par value $0.001 per share
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                                EXPLANATORY NOTE


     This Post-Effective Amendment No. 38 to the Registration Statement contains one Class I Shares and Class R Shares Prospectus describing the series of the Registrant listed below and one Statement of Additional Information describing all of the series of the Registrant. The Registration Statement is organized as follows:


     Facing Page


     Prospectus relating to the series, in the following order:



        Van Kampen American Value Fund (Class I Shares and Class R Shares Prospectus)


     One Statement of Additional Information relating to all of the series of the Registrant

     Part C Information

     Exhibits


     No changes are being made to the following prospectuses, which were included in Post-Effective Amendment No. 37 to the Registrant's Registration
Statement:



        Van Kampen American Value Fund (Class A, B and C Shares Prospectus)



        Van Kampen Emerging Markets Fund (Class A, B and C Shares Prospectus and Class I Shares Prospectus)



        Van Kampen Equity Growth Fund (Class A, B and C Shares Prospectus and Class I Shares Prospectus)



        Van Kampen Global Equity Allocation Fund (Class A, B and C Shares Prospectus and Class I Shares Prospectus)



        Van Kampen Global Franchise Fund (Class A, B and C Shares Prospectus and Class I Shares Prospectus)



        Van Kampen Global Value Equity Fund (Class A, B and C Shares Prospectus and Class I Shares Prospectus)



     In addition, no changes are being made to the prospectuses of Van Kampen Emerging Markets Debt Fund, Van Kampen Growth and Income Fund II and Van Kampen Japanese Equity Fund, which were included in Post-Effective Amendment No. 27 to the Registrant's Registration Statement.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



SUBJECT TO COMPLETION -- DATED AUGUST 21, 2006



                                         MUTUAL FUNDS

                                         Van Kampen
                                         American Value Fund

                                         ---------------------------------------
                                         This Prospectus is dated

                                         October    , 2006


                                         CLASS I SHARES

                                         CLASS R SHARES


     (VAN KAMPEN INVESTMENTS LOGO)

                                        Van Kampen American Value Fund's
                                        investment objective is to seek to
                                        provide a high total return by
                                        investing in equity securities of
                                        small- to medium-sized corporations.

                                        Shares of the Fund have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Principal Investment
Strategies and Risks........................................   6
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  14
Distributions from the Fund.................................  15
Shareholder Services........................................  15
Frequent Purchases and Redemptions of Fund Shares...........  15
Federal Income Taxation.....................................  16
Disclosure of Portfolio Holdings............................  18
Financial Highlights........................................  19


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations.

                        PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of small- to medium-sized U.S. corporations. The Fund's investment adviser seeks attractively valued companies experiencing a change that could have a positive impact on a company's outlook. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of small- to medium-sized companies. The Fund invests in equity securities including common and preferred stocks; investment grade convertible securities and equity-linked securities; and rights and warrants to purchase common stocks and other equity interests, such as partnership and trust interests. The Fund may invest up to 20% of its assets in real estate investment trusts.


The Fund emphasizes a value style of investing, seeking securities of companies that the Fund's investment adviser believes are undervalued. Portfolio securities are typically sold when the Fund's investment adviser no longer believes such securities are undervalued. The Fund may invest from time to time in securities of foreign issuers that are traded on U.S. exchanges or over-the-counter markets either directly or through depositary receipts. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and forward contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.


Investment opportunities for undervalued small- to medium-sized companies may be more limited than those in other sectors of the market. To facilitate the management of the Fund's portfolio, the Fund may, from time to time, suspend the continuous offering of its shares to new investors. As market conditions permit, the Fund may reopen sales of its shares to new investors. Any such offerings of the Fund may commence and terminate at any time and without any prior notice.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a value style of investing. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

RISKS OF SMALL- AND MEDIUM-SIZED COMPANIES. The Fund invests primarily in small- and medium-sized companies which often are newer or less established companies. Investments in small- and medium-sized companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. Equity securities of small- and medium-sized companies may have market movements that are more abrupt or erratic than those of stocks of larger, more established companies or the stock market in general. Historically, small- and medium-sized companies have sometimes gone through extended periods when they did not perform as well as larger-sized companies. In addition, equity securities of small- and medium-sized companies generally are less liquid than those of larger-sized companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.


RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Fund's investment objective and principal investment strategies, the Fund may be appropriate for investors who:

- Seek a high total return over the long-term

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities of small- to medium-sized companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares* over the ten calendar years prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                                    CLASS A SHARES' *ANNUAL RETURN
                                                                    ------------------------------
1996                                                                             22.33
1997                                                                             36.39
1998                                                                              9.69
1999                                                                             25.68
2000                                                                            -10.80
2001                                                                             -2.79
2002                                                                            -19.76
2003                                                                             40.83
2004                                                                             14.38
2005


* Class I Shares of the Fund commenced operations on February 2, 2006 and therefore do not have a full calendar year of return information to report. Class R Shares of the Fund have not commenced operations as of October 31, 2006 and therefore do not have a full calendar year of return information to report. The returns shown in the Annual Performance chart above (and in the Comparative Performance chart below) are for Class A Shares of the Fund (which are offered in a separate prospectus). The Class A Shares' sales loads are not reflected in this chart. If these sales loads had been included, the returns shown above would have been lower. The annual returns of the Fund's Class I Shares and Class R Shares would have similar variability from year to year as shown in the preceding chart for Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of Class I Shares and Class R Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares. Return information for the Fund's Class I Shares will be shown in future prospectuses offering the Fund's Class I
 Shares and Class R Shares after the Fund's Class I Shares have a full calendar year of return information to report.



The Fund's return for the nine-month period ended September 30, 2006 for Class A
Shares was      %. As a result of market activity, current performance may vary from the figures shown.



During the ten-year period shown in the bar chart, the highest quarterly return
for Class A Shares was      % (for the quarter ended            ) and the lowest
quarterly return for Class A Shares was      % (for the quarter ended
             ).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell Midcap Value Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures are for the Fund's Class A Shares** and include the maximum sales charges paid by investors on such Class A Shares. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.


In addition to before tax returns, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class I Shares and Class R Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.



Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2005 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                 PAST     PAST       PAST
    DECEMBER 31, 2005            1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------
    Van Kampen American
    Value Fund --
    Class A Shares**
      Return Before Taxes             %        %          %
      Return After Taxes on
        Distributions                 %        %          %
      Return After Taxes on
        Distributions and Sale
        of Fund Shares                %        %          %
    Russell Midcap Value Index*       %        %          %
.................................................................


 * The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the largest 1,000 U.S. incorporated companies.


** Class I Shares of the Fund commenced operations on February 2, 2006 and therefore and do not have a full calendar year of return information to report. Class R Shares of the Fund have not commenced operations as of October 31, 2006 and therefore do not have a full calendar year of return information to report. The returns shown in the Comparative Performance chart are for Class A Shares of the Fund (which are offered in a separate prospectus). Although all of the Fund's shares are invested in the same portfolio of securities, the actual annual returns of Class I Shares and Class R Shares will differ from the annual returns shown for the Fund's Class A Shares because of differences in the sales charges and expenses borne by each class of shares. Return information for the Fund's Class I Shares and Class R Shares will be shown in the Comparative Performance chart in future prospectuses offering the Fund's Class I Shares and Class R Shares after the Fund's Class I Shares and Class R Shares have a full calendar year of return information to report.

Fees and Expenses
of the Fund
 -------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                       CLASS I   CLASS R
                                       SHARES    SHARES
------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
------------------------------------------------------------
Maximum sales charge (load) imposed
on purchases                              None      None
.............................................................
Maximum deferred sales charge (load)      None      None
.............................................................
Maximum sales charge (load) imposed
on reinvested dividends                   None      None
.............................................................
Redemption fee(1)                        2.00%     2.00%
.............................................................
Exchange fee(1)                          2.00%     2.00%
.............................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based
on expenses incurred during the Fund's fiscal year ended
June 30, 2006)
------------------------------------------------------------
Management fees                              %         %
.............................................................
Distribution and/or service (12b-1)
fees                                      None     0.50%(2)
.............................................................
Other expenses                               %         %
.............................................................
Total annual fund operating expenses         %         %
.............................................................


(1) The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within seven days of purchase. See "Redemption of Shares" for more information on when the fees apply.


(2) Class R Shares are subject to a combined annual distribution and service fee of up to 50% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



Example:


The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class I Shares           $         $          $          $
....................................................................
Class R Shares           $         $          $          $
....................................................................


Investment Objective, Principal Investment Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS


The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of small- to medium-sized U.S. corporations. The Fund's investment adviser seeks attractively valued companies experiencing a change that could have a positive impact on a company's outlook. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of small- to medium-sized companies. Under current market conditions, the Fund's portfolio management team defines small-and medium-sized corporations by reference to those with market capitalizations up to the largest companies represented in the Russell Midcap Index, a medium-sized capitalization company index which consists of companies with capitalizations up to approximately $ billion as of September 30, 2006. The Fund also may invest in larger companies.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.

In selecting securities, the Fund's investment adviser focuses on companies that it believes possess characteristics for improved valuation. The Fund's investment adviser looks for catalysts for change that may positively impact a company, such as new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company.

The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

The Fund emphasizes a value style of investing. The Fund's investment style presents the risk that the valuations may never improve or that the returns on value securities may be less than the returns on other styles of investing or the overall stock market.

The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities, rights or warrants to purchase equity securities, and REITs.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.


CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.


Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying equity security, reference rate or index underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.


REITS. The Fund may invest up to 20% of its assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investment in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.


                             STRATEGIC TRANSACTIONS


The Fund may, but is not required to, use various investment Strategic Transactions described below to earn income, to facilitate portfolio management and to seek to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).


Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.



The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund's investment adviser believes the potential for total return has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for total return on these securities will tend to be lower than the potential for total return on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and
has more than $    billion under management or supervision as of September 30,
2006. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $1 billion             0.72%
...................................................
    Over $1 billion              0.65%
...................................................


Applying this fee schedule, the Fund's effective advisory fee rate was     % of
the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2006. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


A discussion regarding the basis for the Board of Directors' approval of the Advisory Agreement is available in the Fund's Annual Report for the fiscal year ended June 30, 2006.



PORTFOLIO MANAGEMENT. The Fund is managed by members of the Adviser's Equity Income team. The Equity Income team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are James A. Gilligan, a Managing Director of the Adviser, James O. Roeder and Thomas B. Bastian, each an Executive Director of the Adviser, and Sergio Marcheli, Vincent E. Vizachero and Thomas R. Copper, each a Vice President of the Adviser.



Mr. Gilligan has been associated with the Adviser in an investment management capacity since 1985 and joined the team managing the Fund in September 2003. Mr. Roeder has been associated with the Adviser in an investment management capacity since 1999 and joined the team managing the Fund in September 2003. Mr. Bastian has been associated with the Adviser in an investment management capacity since 2003 and joined the team managing the Fund in September 2003. Mr. Marcheli has been associated with the Adviser in an investment management capacity since 2002 and joined the team managing the Fund in September 2003. Mr. Vizachero has been associated with the Adviser in an investment management capacity since 2002 and joined the team managing the Fund in September 2003. Mr. Copper has been associated with the Adviser in an investment management capacity since 1986 and joined the team managing the Fund in August 2005.


Mr. Gilligan is the lead manager of the Fund. Each member is responsible for specific sectors, with the exception of Sergio Marcheli. Mr. Marcheli manages the cash position in the Fund, submits trades when other managers are unable to and aids in providing research in all sectors to other portfolio managers who need additional information (sector and stock specific). Mr. Gilligan is responsible for the execution of the overall strategy of the Fund.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers Class I Shares and Class R Shares of the Fund. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars and
(iii) institutional clients with assets of at least one million dollars.



Class R Shares are offered without any sales charges on purchases or sales. Class R Shares are subject to distribution (12b-1) fees and service fees as described herein. Class R Shares are available for purchase exclusively by investors through certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.



Class I Share and Class R Share participants in tax-exempt retirement plans must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Class I Share participants in fee-based investment programs should contact the program's administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Class I Share institutional clients may purchase shares either directly or through an authorized dealer.


Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the

Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's next determined net asset value per share of each class of the Fund's shares after an order is received timely by the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly-owned subsidiary of Van Kampen Investments, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Differences in net asset values per share of the Class I Shares and Class R Shares are generally expected to be due to the daily expense accruals of the higher distribution and service fees and transfer agency costs applicable to Class R Shares and the differential in dividends that may be paid on each class of shares.



The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.



Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.



                       DISTRIBUTION PLAN AND SERVICE PLAN



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to Class R Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to Class R Shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to Class R Shareholders and the maintenance of shareholder accounts. Under the Distribution Plan and the Service Plan, the Fund may spend up to a total off 0.50% per year of the Fund's average daily net assets with respect to Class R Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class R Shares of the Fund.



Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to Class R Shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with Class R Shares.



Class I Shares of the Fund are not subject to a distribution fee or service fee.

                               HOW TO BUY SHARES

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York, New York 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to Investor Services.


The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.

Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable redemption fee or exchange fee) at any time. Participants in tax-exempt retirement plans must contact the plan's administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Class I Share participants in fee-based investment programs must contact the program's administrator or their financial adviser to redeem shares. Class I Share institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.


The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through pre-approved asset allocation programs and (ii) on shares received by reinvesting income dividends or capital gain distributions.

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.

The redemption price will be the net asset value per share (less any applicable redemption fee or exchange fee) next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Fund shall convert all Class I Shares held by the shareholder to Class A Shares of the Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.


Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least quarterly all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class R Shares may be lower than the per share dividends on Class I Shares as a result of the higher distribution and service fees applicable to Class R Shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants' investments in the shares.

Frequent Purchases
and Redemptions
of Fund Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Fund shares by Fund shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

Certain types of mutual funds may be more susceptible to investors seeking to market time or short-term trade. Mutual funds that invest in securities that are, among other things, thinly traded, traded infrequently or less liquid are subject to the risk that market timers and/or short-term traders may seek to take advantage of situations where the current market price may not accurately reflect the current market value.


The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund's Board of Directors has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expenses of the Fund," "Purchase of Shares,"

"Redemption of Shares" and "Shareholder Services" sections of this Prospectus. The Fund's policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Fund shares.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after

May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).


Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration. The Fund may be required to withhold U.S. withholding tax at a rate of 35% from certain distributions to its foreign shareholders that are attributable to dispositions of United States real property interests. Specifically, if the Fund distributes amounts constituting capital gain attributable to the sale or disposition (either by the Fund or by a REIT in which the Fund invests) of a United States real property interest (for example, stock of a REIT or stock of a corporation that invests significantly in real property located in the United States), the Fund may be required to withhold 35% of such distributions. Foreign shareholders who receive such distributions may also be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. income tax return. See the Statement of Additional Information for a more detailed discussion.



Foreign shareholders must provide documentation to the Fund certifying their non-United States. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.



The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

Financial Highlights

 -------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including taxes on Fund distributions or redemptions). The information has been audited by
           , the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.



CLASS I SHARES
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................
                                                                          -------
  Net Investment Loss (a)...................................
  Net Realized and Unrealized Gain/Loss.....................
                                                                          -------
Total from Investment Operations............................
Less Distributions from Net Realized Gain...................
                                                                          -------
Net Asset Value, End of the Period..........................
                                                                          =======

Total Return (b)............................................
Net Assets at End of the Period (In millions)...............
Ratio of Expenses to Average Net Assets.....................
Ratio of Net Investment Loss to Average Net Assets..........
Portfolio Turnover..........................................

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com

DEALERS
   - WEB SITE
     www.vankampen.com
   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN AMERICAN VALUE FUND
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen American Value Fund

Custodian
STATE STREET BANK AND TRUST COMPANY

One Lincoln Street


Boston, Massachusetts 02111

Attn: Van Kampen American Value Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------
  Van Kampen American Value Fund

  A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

  You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling 800.847.2424.
  Telecommunications Device for the Deaf users may call 800.421.2833. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
  202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


  This Prospectus is dated

  October     , 2006


  CLASS I SHARES

  CLASS R SHARES


  The Fund's Investment Company Act File No. is 811-7140.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com


                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.

                                                              Member NASD/SIPC


                                                              MSAV PRO I 10/06

     (VAN KAMPEN INVESTMENTS LOGO)

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                 SUBJECT TO COMPLETION -- DATED AUGUST 21, 2006



                      STATEMENT OF ADDITIONAL INFORMATION

                          VAN KAMPEN SERIES FUND, INC.

     Van Kampen Series Fund, Inc. (the "Company") is an open-end management investment company. The Company currently consists of the following nine investment portfolios designed to offer a range of investment choices (each, a "Fund" and collectively, the "Funds"): Van Kampen American Value Fund, Van Kampen Emerging Markets Debt Fund, Van Kampen Emerging Markets Fund, Van Kampen Equity Growth Fund, Van Kampen Global Equity Allocation Fund, Van Kampen Global Value Equity Fund, Van Kampen Growth and Income Fund II, Van Kampen Japanese Equity Fund, and Van Kampen Global Franchise Fund. For ease of reference, the words "Van Kampen" which begin the name of each Fund, are not used hereinafter. Each Fund is organized as a diversified series of the Company, except for Emerging Markets Debt Fund, Emerging Markets Fund and Global Franchise Fund, each of which is organized as a non-diversified series of the Company.


     This Statement of Additional Information is not a prospectus. Shares of the American Value Fund, Emerging Markets Fund, Equity Growth Fund, Global Equity Allocation Fund, Global Franchise Fund and Global Value Equity Fund are subject to two different prospectuses: Class A Shares, Class B Shares and Class C Shares
are subject to one prospectus dated October   , 2006 and Class I Shares (and
Class R Shares, with respect to American Value Fund only) are subject to a
separate prospectus dated October   , 2006. The prospectuses are collectively
referred to herein as the "Prospectuses" or individually as a "Prospectus". This Statement of Additional Information should be read in conjunction with a Prospectus of a Fund. This Statement of Additional Information is for all Funds except for those Funds not currently offering shares to the public: Emerging Markets Debt Fund, Growth and Income Fund II and Japanese Equity Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of a Fund. Investors should obtain and read a Prospectus of a Fund prior to purchasing shares of such Fund. A Class A Shares, Class B Shares and Class C Shares Prospectus, a Class I Shares and, where applicable, Class R Shares Prospectus, the Statement of Additional Information and the Annual and Semiannual Reports for each of the Funds may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or (800) 421-2833 for
the hearing impaired).


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................   B-2
Investment Objectives, Investment Strategies and Risks......   B-7
Strategic Transactions......................................  B-22
Investment Restrictions.....................................  B-29
Directors and Officers......................................  B-33
Investment Advisory Agreements..............................  B-44
Fund Management.............................................  B-46
Other Agreements............................................  B-51
Distribution and Service....................................  B-52
Transfer Agent..............................................  B-60
Portfolio Transactions and Brokerage Allocation.............  B-61
Shareholder Services........................................  B-63
Redemption of Shares........................................  B-65
Contingent Deferred Sales Charge - Class A..................  B-65
Waiver of Contingent Deferred Sales Charges.................  B-66
Taxation....................................................  B-67
Fund Performance............................................  B-73
Other Information...........................................  B-77
Financial Statements........................................  B-83



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER   , 2006.



                                                                    MS SAI 10/06

                              GENERAL INFORMATION

     The Company is a corporation organized in 1992 under the laws of the state of Maryland. The Company's Articles of Incorporation, as amended (the "Articles"), permit the Board of Directors to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Articles also permit the Board of Directors to create multiple classes of shares for each series. The Company's name at the time of its organization was Morgan Stanley Fund, Inc. The Company changed its name to Van Kampen Series Fund, Inc. in July 1998.

     With respect to each of the operating Funds:

     - The American Value Fund was formerly known as the Morgan Stanley American Value Fund at its inception and adopted its current name in July 1998.

     - The Emerging Markets Fund was formerly known as the Morgan Stanley Emerging Markets Fund at its inception and adopted its current name in July 1998.

     - The Equity Growth Fund has had its current name since its inception.

     - The Global Equity Allocation Fund was formerly known as the Morgan Stanley Global Equity Allocation Fund at its inception and adopted its current name in July 1998.

     - The Global Franchise Fund was formerly known as the Van Kampen Global Franchise Fund at its inception, changed its name to Van Kampen Tax Managed Global Franchise Fund in March 2000 and adopted its current name in October 2001.

     - The Global Value Equity Fund was formerly known as the Morgan Stanley Global Equity Fund at its inception and adopted its current name in July 1998.


     Van Kampen Asset Management (the "Adviser") is the investment adviser for the Funds. Morgan Stanley Investment Management Limited ("MSIM Limited") is a sub-adviser (a "Sub-Adviser") to Global Franchise Fund and Global Value Equity Fund. Morgan Stanley Investment Management Company ("MSIM Company") is a sub-adviser to Emerging Markets Fund (each of MSIM Company and MSIM Limited are hereinafter referred to individually as the "Sub-Adviser" and collectively, as the "Sub-Advisers"). Other service providers for the Funds are described herein under "Other Agreements" or "Other Information."



     The Adviser, the Distributor and Investor Services are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. MSIM Limited and MSIM Company are wholly owned subsidiaries of Morgan Stanley. The principal office of the Company, each Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1221 Avenue of the Americas, New York, New York 10020. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056. The principal office of MSIM Limited is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA. The principal office of MSIM Company is located at 23 Church Street, 16-01 Capital Square, Singapore 049481.


     As of the date of this Statement of Additional Information, the authorized capitalization of the Company consists of 12,375,000,000 shares of common stock, par value $0.001 per share, which can be divided into series, such as the Funds, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series.


     Each Fund currently offers four classes of shares, designated as Class A Shares, Class B Shares, Class C Shares and Class I Shares, with the exception of Van Kampen American Value Fund, which offers five classes of shares, designated as Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Other classes may be established from time to time in accordance with the provisions of the Articles. Each class of shares of a Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Company entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in a Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Company does not contemplate holding regular meetings of shareholders to elect directors or otherwise. Each Fund will assist shareholders in communicating with other shareholders of such Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of each Fund is entitled to its portion of all of such Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of October , 2006, no person was known by the Company to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares, Class C Shares or Class I Shares of any Fund, and with respect to Van Kampen American Value Fund, Class R Shares, except as follows below. There were no Class R Shares of American Value Fund outstanding as of the date of this Statement of Additional Information.



                                                                              APPROXIMATE
                                                                             PERCENTAGE OF
                                                                CLASS OF      OWNERSHIP ON
NAME & ADDRESS OF HOLDER                                         SHARES      OCTOBER , 2006
------------------------                                        --------     --------------
AMERICAN VALUE FUND
MLPF&S for the Sole Benefit of its Customers................       A                 %
  Attn: Fund Administration 97B64
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Edward Jones & CO...........................................       A                 %
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
MLPF&S for the Sole Benefit of its Customers................       B                 %
  Attn: Fund Administration 97B65
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Citigroup Global Markets Inc. ..............................       C                 %
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402

                                                                              APPROXIMATE
                                                                             PERCENTAGE OF
                                                                CLASS OF      OWNERSHIP ON
NAME & ADDRESS OF HOLDER                                         SHARES      OCTOBER , 2006
------------------------                                        --------     --------------
MLPF&S for the Sole Benefit of its Customers................       C                 %
  Attn: Fund Administration 97CS8
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Morgan Stanley DW Inc. .....................................       A                 %
  2000 Westchester Avenue                                          B                 %
  Purchase, NY 10577                                               C                 %
EMERGING MARKETS FUND
MLPF&S for the Sole Benefit of its Customers................       A                 %
  Attn: Fund Administration 97FK6
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville FL 32246-6484
Morgan Stanley DW Inc. .....................................       B                 %
  2000 Westchester Avenue                                          C                 %
  Purchase, NY 10577
PFPC Brokerage Services.....................................       B                 %
  FBO Primerica Financial Services
  760 Moore Road
  King of Prussia, PA 19406-1212
Citigroup Global Markets Inc. ..............................       C                 %
  00109801250
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
MLPF&S for the Sole Benefit of its Customers................       C                 %
  Attn: Fund Administration 97N71
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Edward Jones & CO...........................................       A                 %
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
EQUITY GROWTH FUND
Edward Jones & CO...........................................       A                 %
  Attn: Mutual Fund                                                B                 %
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Morgan Stanley DW Inc. .....................................       A                 %
  2000 Westchester Ave                                             B                 %
  Purchase, NY 10577                                               C                 %
                                                                   I                 %

                                                                              APPROXIMATE
                                                                             PERCENTAGE OF
                                                                CLASS OF      OWNERSHIP ON
NAME & ADDRESS OF HOLDER                                         SHARES      OCTOBER , 2006
------------------------                                        --------     --------------
PFPC Brokerage Services.....................................       B                 %
  FBO Primerica Financial Services
  760 Moore Road
  King of Prussia, PA 19406-1212
Citigroup Global Markets Inc. ..............................       C                 %
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
GLOBAL EQUITY ALLOCATION FUND
Edward Jones & CO...........................................       A                 %
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Morgan Stanley DW Inc. .....................................       B                 %
  2000 Westchester Avenue                                          C                 %
  Purchase, NY 10577
PFPC Brokerage Services.....................................       A                 %
  FBO Primerica Financial Services                                 B                 %
  760 Moore Road
  King of Prussia, PA 19406-1212
Citigroup Global Markets Inc. ..............................       C                 %
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
GLOBAL FRANCHISE FUND
Charles Schwab & Co. Inc. ..................................       A                 %
  Onesource Omnibus
  Exclusive Benefit of its Customers
  101 Montgomery Street
  San Francisco, CA 94104-4122
Morgan Stanley DW Inc. .....................................       A                 %
  2000 Westchester Ave                                             B                 %
  Purchase, NY 10577                                               C                 %
Edward Jones & CO...........................................       A                 %
  Attn: Mutual Fund                                                B                 %
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
PFPC Brokerage Services.....................................       B                 %
  FBO Primerica Financial Services
  760 Moore Road
  King of Prussia, PA 19406-1212

                                                                              APPROXIMATE
                                                                             PERCENTAGE OF
                                                                CLASS OF      OWNERSHIP ON
NAME & ADDRESS OF HOLDER                                         SHARES      OCTOBER , 2006
------------------------                                        --------     --------------
MLPF&S for the Sole Benefit of its Customers................       C                 %
  Attn: Fund Administration 97FW6
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246-6484
Citigroup Global Markets Inc. ..............................       C                 %
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
American Enterprise Investment Services.....................       B                 %
  PO Box 9446                                                      C                 %
  Minneapolis, MN 55440-9446
GLOBAL VALUE EQUITY FUND
Edward Jones & CO...........................................       A                 %
  Attn: Mutual Fund
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Morgan Stanley DW Inc. .....................................       A                 %
  2000 Westchester Avenue                                          B                 %
  Purchase, NY 10577                                               C                 %
Citigroup Global Markets Inc. ..............................       C                 %
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402

             INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

     The following disclosure supplements the disclosure set forth under the caption "Investment Objective(s), Principal Investment Strategies and Risks" in each Fund's Prospectuses and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in each Fund's Prospectuses for a complete presentation of the matters disclosed below.

BORROWING AND LEVERAGE

     To the extent allowed by the Funds' investment restrictions described herein, certain Funds may engage in borrowing for temporary or emergency purposes. To the extent allowed by the Funds' investment restrictions described herein, certain Funds may engage in borrowing for investment purposes, also known as leverage. Leveraging will magnify declines as well as increases in the net asset value of a Fund's shares and in the return on a Fund's investments. The extent to which a Fund may borrow will depend upon the availability of credit. No assurance can be given that a Fund will be able to borrow on terms acceptable to the Fund. Borrowing by a Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Borrowing will create interest expenses for a Fund which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that a Fund will have to pay in connection with such borrowing, such Fund's net income will be greater than if the Fund did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if the Fund did not borrow, and therefore the amount available for distribution to shareholders will be reduced. A Fund's use of leverage may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company. The rights of any lenders to a Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of such Fund's shareholders, and the terms of a Fund's borrowings may contain provisions that limit certain activities of such Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

CONVERTIBLE SECURITIES, RIGHTS OR WARRANTS AND EQUITY-LINKED SECURITIES

     Certain Funds may invest in convertible securities, rights or warrants to purchase common stocks and other equity-linked securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying securities. With respect to each of the Funds, except Emerging Markets Debt Fund, up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     Rights and warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

     Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying equity security, reference rate or index underperforms and if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

DEPOSITARY RECEIPTS

     Certain Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

     Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Funds' investment policies, a Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

DURATION

     Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, maturity and call features into one measure. Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates. However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a measure of the expected life of a debt security on a present value basis. It measures the length of the time interval between the present and the time when the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity, and for zero coupon issues, duration and term to maturity are equal. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, there interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

EURODOLLAR AND YANKEE OBLIGATIONS

     Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTING

     Certain Funds may or will invest in securities of foreign issuers. Unless otherwise described in a Fund's Prospectuses, the Fund considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

     In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, a Fund may experience settlement difficulties or delays not usually encountered in the United States.

     Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets are not fully invested or attractive investment opportunities are foregone.

     Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

     The governments of some countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatization"). The Adviser believes that privatization may offer investors opportunities for significant capital appreciation and intends to invest assets of the Funds in privatization in appropriate circumstances. In certain countries, the ability of foreign entities, such as the Funds, to participate in privatization may be limited by local law, or the terms on which the Funds may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that any privatization programs in which the Funds participates will be successful.

     FOREIGN CURRENCY EXCHANGE RISKS. To the extent a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, such Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. The Funds do not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Fund.

     A Fund's foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. A Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     A Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If a Fund engages in an offsetting transaction, that Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     In addition, Funds may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to fluctuate in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. These Funds may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. A Fund's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Fund to segregate cash or liquid securities in an amount at least equal to the Fund's obligations throughout the duration of the contract. Funds may combine forward contracts with investments in securities denominated in other currencies to achieve desired security and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

     To the extent required by the rules and regulations of the SEC, the Fund will segregate cash or liquid securities in an amount at least equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. See also "Strategic Transactions".

     FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES. Foreign currency warrants are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

     Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may, in limited cases, be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

     INVESTING IN EMERGING MARKET COUNTRIES. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. A Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

     A Fund's purchase and sale of portfolio securities of issuers determined by the portfolio management team to be in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of such Fund, the Adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

     Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

     Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging markets countries. Unanticipated political or social developments may result in sudden and significant investment losses.

     Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause such Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

     The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. A Fund's investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

     A Fund's use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Adviser does not currently anticipate that a significant portion of the Funds' currency exposure in emerging market countries, if any, will be covered by such instruments.

     Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

     Debt securities of corporate issuers in emerging market countries may include debt securities or obligations issued (i) by banks located in emerging market countries or by branches of emerging market country banks located outside the country or (ii) by companies organized under the laws of an emerging market country.

     RUSSIAN INVESTING. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian issuers is evidenced by entries in an issuer's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Funds could possibly lose their registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian issuers with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such issuers have not always followed this law. Because of this lack of independence of registrars, management of a Russian issuer may be able to exert considerable influence over who can purchase and sell the issuer's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Funds from investing in the securities of certain Russian issuers and could cause a delay in the sale of Russian securities by the Funds if the issuer deems a purchaser unsuitable, which may expose the Funds to potential loss on their investment.

     In light of the risks described above, the Board of Directors has approved certain procedures concerning the Funds' investments in Russian securities. Among these procedures is a requirement that the Funds not invest in the securities of a Russian issuer unless that issuer's registrar has entered into a contract with the Funds' sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Funds. This requirement will likely have the effect of precluding investments in certain Russian issuers that the Funds might otherwise make.

     BRADY BONDS. Funds that invest in foreign debt securities may invest in debt obligations customarily referred to as "Brady Bonds." Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. A Fund may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, a Fund will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

ILLIQUID SECURITIES

     Each Fund may invest a portion of its assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Company's Board of Directors. Ordinarily, a Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to that Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by a Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Company's Board of Directors are not subject to the limitation on illiquid securities; however, such securities are still subject to any Fund limitation on the securities subject to legal or contractual restrictions on resale as described in that Fund's investment restrictions. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security.

INVESTMENT COMPANY SECURITIES

     Each Fund may invest in securities of other open-end or closed-end investment companies, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the 1940 Act.

     Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted by certain emerging market countries through investment funds which have been specifically authorized. Certain Funds may invest in these investment funds, including those advised by Adviser or its affiliates, subject to applicable provisions of the 1940 Act, and other applicable laws.

     If a Fund invests in such investment companies or investment funds, that Fund's shareholders will bear not only their proportionate share of the expenses of that Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment funds.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     Certain Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Such Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties.

     In the case of Participations, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Fund determines that the Lender interpositioned between the Fund and the borrower is creditworthy.

     When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     The Funds anticipate that such loan interests may be sold only to a limited number of institutional investors. The lack of a broad secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a broad secondary market for Assignments and Participations also may make it more difficult for a Fund to value these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

LOWER-GRADE SECURITIES

     Certain Funds may invest in lower-grade income securities. Securities that are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a Fund that invests in lower-grade securities.

     Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by a Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, such Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.

     Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the income securities market and as a result of real or perceived changes in credit risk. The value of such a Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Income securities with longer maturities, which may have higher yields, may increase or decrease in value more than income securities with shorter maturities. However, the secondary market prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in such a Fund and thus in the net asset value of that Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

     The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a Fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which a Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist.

An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, a Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

     The Adviser is responsible for determining the net asset values of the Funds' securities, subject to the supervision of the Company's Board of Directors. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities, the ability to value the securities becomes more difficult and the judgment of the Adviser may play a greater role in the valuation of such securities due to the reduced availability of reliable objective data.

     A Fund may invest in securities not producing immediate cash income, including securities in default, zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings and thus may be more speculative. Special tax considerations are associated with investing in certain lower-grade securities, such as zero-coupon or pay-in-kind securities. See "Taxation" below. The Fund's portfolio management team will weigh these concerns against the expected total returns from such instruments.

     A Fund's investments may include securities with the lowest-grade assigned by the recognized rating organizations and unrated securities of comparable quality. Securities assigned such ratings include those of companies that are in default or are in bankruptcy or reorganization. Such a Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends. A Fund may have limited recourse in the event of default on such securities. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The portfolio management team will balance the benefits of deep discount securities with their risks. While a broad portfolio of investments may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

     Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any recognized rating organization. As a result, a Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by a Fund and may also limit the ability of a Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent a Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

     The Funds will rely on judgment, analysis and experience of their portfolio management teams in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, a portfolio management team may consider the credit ratings of recognized rating organizations in evaluating securities although the portfolio management team does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require a Fund to dispose of a security. The portfolio management team continuously monitors the issuers of securities held in a Fund. Additionally, since most foreign securities are not rated, a Fund will invest in such securities based on the portfolio management team's analysis without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade securities and foreign securities, achievement of such Fund's investment objectives may be more dependent upon the portfolio management team's credit analysis than is the case with investing in higher-grade securities.

     New or proposed laws may have an impact on the market for lower-grade securities. The Adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.

MORTGAGE-RELATED DEBT SECURITIES

     Mortgage-related debt securities represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed-through" to investors. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and underwriting criteria for individual mortgages included in the pools.

     The coupon rate of interest on mortgage-related securities is lower than the interest rates paid on the mortgages included in the underlying pool, but only by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor of payment of the securities for the guarantee of the services of passing through monthly payments to investors. Actual yield may vary from the coupon rate, however, if mortgage-related securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that mortgages in the underlying pool are prepaid as noted above. In addition, interest on mortgage-related securities is earned monthly, rather than semi-annually as is the case for traditional bonds, and monthly compounding may tend to raise the effective yield earned on such securities.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed "illiquid" and are subject to a Fund's limitations on investment in illiquid securities.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS

     For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. See "Foreign Investing" above for a discussion of the risks of foreign investments. These institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks.

REPURCHASE AGREEMENTS

     The Funds may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. A Fund may enter into repurchase agreements with broker-dealers, banks or other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Company's Board of Directors. A Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. A Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Funds than would be available to the Funds investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. A Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

REVERSE REPURCHASE AGREEMENTS

     To the extent allowed by the Fund's investment restrictions, certain Funds may enter into reverse repurchase agreements with broker-dealers, banks and other financial institutions that meet the credit guidelines set by the Company's Board of Directors. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by a Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.

SHORT SALES

     Unless limited by a Fund's fundamental investment restrictions described herein, each Fund may from time to time sell securities short. A short sale is a transaction in which a Fund sells a security in anticipation that the market price of such security will decline. Unless limited by a Fund's fundamental investment restrictions described herein, each Fund may sell securities it owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     A Fund's obligation to replace the borrowed security will be secured by collateral of cash or liquid securities. Depending on arrangements made with the broker-dealer, bank or other financial institution from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such entity.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

U.S. GOVERNMENT OBLIGATIONS

     Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS


     The Funds may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made.


ZERO COUPON BONDS

     Zero coupon bonds is a term used to describe notes and bonds that have been stripped of their unmatured interest coupons or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on zero coupon bonds issued by the U.S. Treasury remains guaranteed by the "full faith and credit" of the United States government.

     A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value" -- what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest that an investor will earn if the security is held until maturity. Special tax considerations are associated with investing in zero-coupon bonds. See "Taxation" below.

     Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury Bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.

     Zero Coupon Treasury Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRs"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").

                             STRATEGIC TRANSACTIONS

     Each Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions") to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although each portfolio management team seeks to use such transactions to further its Fund's investment objective(s), no assurance can be given that the use of these transactions will achieve this result. Each Fund's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

FUTURES CONTRACTS

     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or a specific currency at a specified future time and at a specified price. Futures contracts that are traded in the United States and that are standardized as to maturity date and underlying financial instrument, index or currency, are traded on national futures contract exchanges. Futures contract exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures contract position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Unless otherwise limited in a Fund's Prospectuses or herein, each Fund may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. An index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of index futures contracts will be subject to the portfolio management team's ability to predict correctly movements in the direction of the relevant securities market. No assurance can be given that the portfolio management team's judgment in this respect will be correct.

     Unless otherwise limited in a Fund's Prospectuses or herein, each Fund may buy indexed financial futures contracts in anticipation of or during a market advance to attempt to capture the increase in market value of securities. For example, if the Fund's portfolio management team believes that a portion of a Fund's assets should be invested in emerging market country securities but such investments have not been fully made and the portfolio management team anticipates a significant market advance, the Fund may purchase index futures contracts to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures contract position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of such securities.

     Futures contract traders are required to make a good faith margin deposit in cash or liquid securities to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures contract exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

     After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures contract markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the underlying securities with futures contracts that they trade, and use futures contracts with the expectation of realizing profits from market fluctuations. The Funds intend to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Funds require generally that all futures contract transactions constitute bona fide hedging transactions. A Fund may engage in futures contract transactions for other purposes so long as the aggregate initial margin and premiums required for such transaction will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds generally will only sell futures contracts to protect securities owned against declines in price or purchase contracts to protect against an increase in the price of securities intended for purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of their respective futures contracts will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures contracts positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RISK FACTORS IN FUTURES CONTRACT TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures contracts. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures contract position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet its daily margin requirement at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying the futures contracts it holds. The inability to close options and futures contracts positions also could have an adverse impact on the Fund's ability to effectively hedge.

     The Funds will minimize the risk that they will be unable to close out a futures contract by generally entering into futures contracts which are traded on recognized international or national futures contract exchanges and for which there appears to be a liquid secondary market, however, the Funds may enter into over-the-counter futures contracts transactions to the extent permitted by applicable law.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures contract pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Funds engage in futures contract strategies only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures contract transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, the Fund had invested in the underlying security or currency and sold it after the decline.

     Utilization of futures contracts transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities or currencies being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk that the Fund will lose margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures contract exchanges limit the amount of fluctuation in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary, either up or down, from the previous day's settlement price. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses.

OPTIONS TRANSACTIONS

     Unless otherwise limited in a Fund's Prospectuses or herein, each Fund may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Fund at the stated exercise price. A "covered" call option means that, so long as a Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option.

     A Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods a Fund will receive less total return and in other periods a Fund will receive greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

     A Fund may sell put options to receive the premiums paid by purchasers and to close out a long put option position. In addition, when the Fund wishes to purchase a security at a price lower than its current market price, a Fund may write a covered put at an exercise price reflecting the lower purchase price sought.

     A Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. A Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put option purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. A Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on a Fund's ability to purchase call and put options.


     Unless the parties provide for it, there is no central clearing or guaranty function in an over-the-counter option ("OTC Option"). As a result, if the counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Fund must assess the creditworthiness of each such counterparty or any guarantor of credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC Options will be satisfied.


     Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract or underlying securities, an option may or may not be less risky than ownership of the futures contract or actual securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities. In the opinion of the Adviser, the risk that a Fund will be unable to close out an options contract will be minimized by only entering into options transactions for which there appears to be a liquid secondary market.

OPTIONS ON FOREIGN CURRENCIES

     Unless otherwise limited in a Fund's Prospectuses or herein, each Fund may attempt to accomplish objectives similar to those described herein with respect to foreign currency forward contracts and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives a Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

     The Funds may purchase and write options on foreign currencies in a manner similar to that in which a Fund may utilize futures contracts on foreign currencies or forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminution in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency declines, the Funds will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on their portfolios which otherwise would have resulted. Conversely, the Funds may purchase call options on currencies whose value is projected to increase, causing an increase in the cost of securities denominated in that currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Funds derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options which would require them to forego a portion or all of the benefits of advantageous changes in such rates.

     Funds may write options on foreign currencies for the same purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Funds may only write covered call options on foreign currencies. A call option on a foreign currency written by the portfolio is "covered" if the Fund owns the underlying foreign currency covered by the call, has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account) or can obtain that foreign currency upon conversion or exchange of another foreign currency(ies) held in its portfolio. A written call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the Fund segregates cash or liquid securities in an amount at least equal to the difference.

     Funds may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Fund will either "cover" the transaction as described above or collateralize the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

CAPS, FLOORS AND COLLARS

     Unless otherwise limited by a Fund's Prospectuses or herein, each Fund may invest in caps, floors and collars, which are instruments analogous to options transactions described above. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.

COMBINED TRANSACTIONS

     Unless otherwise limited by a Fund's Prospectuses or herein, each Fund may enter into multiples of the forwards, futures contracts and options transactions described above, including multiple options transactions, multiple futures contract transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures contracts, options and foreign currency transactions. The Funds may enter into any of the foregoing, instead of a single transaction, as part of a single portfolio management or hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a writer of options and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These special procedures may include technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. When conducted outside the United States, such transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in or the prices of securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

STRUCTURED NOTES

     Structured notes are derivatives, the amount of principal repayment and/or interest payments of which is based upon the movement of one or more factors. These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and the London Interbank Offered
Rate) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Funds may use structured notes to tailor their investments to the specific risks and returns that the Fund is willing to accept, while avoiding or reducing certain other risks.

SWAP CONTRACTS

     A swap contract is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and an agreed upon notional amount. The term "specified index" may include, but is not limited to, currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

     The swaps in which the noted Funds may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and, to avoid any potential leveraging of the Fund, the Fund will segregate cash or liquid securities in an amount at least equal to any accrued but unpaid net amounts owed to the swap counterparty. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Fund believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Funds may enter into over-the-counter derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Company's Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

     The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Fund's portfolio management team is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash and/or liquid securities to the extent such Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to the Fund's net obligation, if any. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation.

                            INVESTMENT RESTRICTIONS

     Each Fund has adopted certain investment policies that are either fundamental investment limitations or non-fundamental investment limitations. Fundamental investment limitations may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of: (1) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (2) more than 50% of the Fund's outstanding voting securities. Non-fundamental investment limitations may be changed by the Board of Directors of the Company without shareholder approval.

     Each Fund is designated as either a diversified fund or a non-diversified fund as those terms are defined under the 1940 Act. Like fundamental investment restrictions, a fund which is designated as a diversified fund may not change its status to a non-diversified fund without approval by the vote of a majority of its outstanding voting securities. The following Funds are diversified funds:
American Value Fund, Equity Growth Fund, Global Equity Allocation Fund, Global Value Equity Fund, Growth and Income Fund II and Japanese Equity Fund. The following Funds are non-diversified funds: Emerging Markets Debt Fund, Emerging Markets Fund and Global Franchise Fund. As described in the Prospectuses for the non-diversified funds, such funds may invest a greater portion of their assets in a more limited number of issuers than diversified funds, and therefore, non-diversified funds are subject to greater risk because the changes in the financial condition of a single issuer may cause greater fluctuation in the value of such funds' shares.

     The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on borrowings and illiquid securities, the percentage limitations apply at the time of purchase and on an ongoing basis.

     For the purpose of describing fundamental investment limitations, the Funds have been divided into two separate groups, which limitations apply only to the Funds that form a part of that group. The groups are comprised as follows:

Category I Funds:                American Value Fund, Emerging Markets Fund,
                                 Global Equity Allocation Fund, Growth and
                                 Income Fund II and Japanese Equity Fund.

Category II Funds:               Emerging Markets Debt Fund, Equity Growth Fund,
                                 Global Franchise Fund and Global Value Equity
                                 Fund.

CATEGORY I FUNDS

     The following are fundamental investment limitations with respect to the Category I Funds. No Category I Fund will:

     (1) invest in commodities, except that each of the American Value Fund, Emerging Markets Fund and Growth and Income Fund II may invest in futures contracts and options to the extent that not more than 5% of its total assets are required as deposits to secure obligations under futures contracts and not more than 20% of its total assets are invested in futures contracts and options at any time.

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     (3) underwrite the securities of other issuers.

     (4) invest for the purpose of exercising control over management of any company.

     (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation.

     (6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases.

     (8) purchase on margin or sell short except as specified above in (1) and except that the Emerging Markets Fund may enter into short sales in accordance with its investment objective and policies.

     (9) purchase or retain securities of an issuer if those officers and directors of the Company or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

     (10) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Fund's total assets valued at the lower of market or cost and a Fund may not purchase additional securities when borrowings exceed 5% of total assets, except that the Growth and Income Fund II may enter into reverse repurchase agreements in accordance with its investment objective and policies.

     (11) invest more than an aggregate of 15% of the total assets of the Fund, determined at the time of investment, in illiquid assets, including repurchase agreements having maturities of more than seven days or invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in these time deposits; provided, however, that no Fund shall invest (i) more than 10% of its total assets in securities subject to legal or contractual restrictions on resale, and (ii) in fixed time deposits with a duration of over seven calendar days.

     (12) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act.

     (13) issue senior securities.

     (14) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (12) above) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

     (15) except for the Emerging Markets Fund, purchase more than 10% of any class of the outstanding securities of any issuer.

     (16) except for the Emerging Markets Fund, purchase securities of an issuer (except obligations of the U.S. government and its instrumentalities) if as the result, with respect to 75% of its total assets, more than 5% of the Fund's total assets, at market value, would be invested in the securities of such issuer.


     Category I Funds have adopted the following operating policies, which may be amended by each of their Board of Directors. No Category I Fund will:


     (1) purchase warrants if, by reason of such purchase, more than 5% of the value of the Fund's net assets would be invested in warrants valued at the lower of cost or market. Included in this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a nationally recognized stock exchange.

     (2) invest in oil, gas or other mineral leases; invest up to 25% of its total assets in privately placed securities; or invest more than 15% of its net assets in illiquid securities.

     (3) acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.


     (4) Invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.


     The percentage limitations contained in these restrictions apply at the time of purchase of securities, except for limitations on borrowings and illiquid securities which apply on an ongoing basis.

CATEGORY II FUNDS

     The following are fundamental investment limitations with respect to the Category II Funds. No Category II Fund will:

     (1) invest in physical commodities or contracts on physical commodities, except that any Fund may acquire physical commodities as a result of ownership of securities or other instruments and may purchase or sell options or futures contracts or invest in securities or other instruments backed by physical commodities.

     (2) purchase or sell real estate, although each Fund may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate.

     (3) make loans except: (i) by purchasing debt securities in accordance with their respective investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental investment limitation (9) below, (ii) by lending their portfolio securities, and (iii) by lending portfolio assets to other Funds, banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act, the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

     (4) except for the Emerging Markets Debt Fund and the Global Franchise Fund, with respect to 75% of each Fund's assets, purchase a security if, as a result, the Fund would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer.

     (5) except for the Emerging Markets Debt Fund and the Global Franchise Fund, with respect to 75% of each Fund's assets, purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     (6) issue any class of senior security or sell any senior security of which it is the issuer, except that each Fund may borrow money as a temporary measure for extraordinary or emergency purposes, provided that such borrowings do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings) and except that the Emerging Markets Debt Fund may borrow from banks in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objective and policies. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of a Fund's total assets at the time the Fund makes such temporary borrowing. Notwithstanding the foregoing limitations on issuing or selling senior securities and borrowing, a Fund may engage in investment strategies that obligate it either to purchase securities or segregate assets, or enter into reverse repurchase agreements, provided that it will segregate assets to cover its obligations pursuant to such transactions in accordance with applicable rules, orders, or interpretations of the SEC or its staff. This investment limitation shall not preclude a Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

     (7) underwrite the securities of other issuers (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities).

     (8) acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, when any such Fund adopts a temporary defensive position.


     Category II Funds have adopted the following operating policies, which may be amended by each of their Board of Directors. No Category II Fund will:


     (1) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Fund may make margin deposits in connection with transactions in options, futures contracts, and options on futures contracts.

     (2) sell short unless the Fund (i) owns the securities sold short, (ii) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (iii) segregates cash or liquid securities an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, at least equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order, or interpretation, except that the Emerging Markets Debt Fund may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (3) purchase or retain securities of an issuer if those officers and directors of the Company or any of its investment advisers owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

     (4) borrow money other than from banks or other Funds of the Company, provided that a Fund may borrow from banks or other Funds of the Company so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or, except for the Emerging Markets Debt Fund, purchase additional securities when borrowings exceed 5% of total assets.

     (5) pledge, mortgage or hypothecate assets in an amount greater than 10% of its total assets in the case of the Emerging Markets Debt Fund, Equity Growth Fund and Global Value Equity Fund, provided that each Fund may segregate cash or liquid securities without limit in order to comply with the requirements of
Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff.

     (6) invest more than an aggregate of 15% of the net assets of the Fund in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Company's Board of Directors.

     (7) invest for the purpose of exercising control over management of any company.

     (8) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act.

     (9) in the case of the Emerging Markets Debt Fund, Equity Growth Fund and Global Value Equity Fund, make loans as described in fundamental investment limitations 3(ii) and 3(iii), above, in an amount exceeding 33 1/3% of its total assets.

     (10) acquire any securities of companies within one industry, if as a result of such acquisition, 25% or more of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, when any such Fund adopts a temporary defensive position.


     (11) Invest in other investment companies in reliance on Section
(12)(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

     If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Fund's assets will not be considered a violation of the restriction, and the sale of securities will not be required, except for the limitation on borrowings and illiquid securities which apply on an ongoing basis.


                             DIRECTORS AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.



                             INDEPENDENT DIRECTORS


                                                                                                           NUMBER OF
                                               TERM OF                                                     FUNDS IN
                                              OFFICE AND                                                     FUND
                                 POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT DIRECTOR             FUND        SERVED    DURING PAST 5 YEARS                             BY DIRECTOR

David C. Arch (61)               Director         +       Chairman and Chief Executive Officer of             68
Blistex Inc.                                              Blistex Inc., a consumer health care products
1800 Swift Drive                                          manufacturer. Director of the Heartland
Oak Brook, IL 60523                                       Alliance, a nonprofit organization serving
                                                          human needs based in Chicago. Director of St.
                                                          Vincent de Paul Center, a Chicago based day
                                                          care facility serving the children of low
                                                          income families. Board member of the Illinois
                                                          Manufacturers' Association.

Jerry D. Choate (68)             Director         +       Prior to January 1999, Chairman and Chief           68
33971 Selva Road                                          Executive Officer of the Allstate Corporation
Suite 130                                                 ("Allstate") and Allstate Insurance Company.
Dana Point, CA 92629                                      Prior to January 1995, President and Chief
                                                          Executive Officer of Allstate. Prior to August
                                                          1994, various management positions at
                                                          Allstate.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          HELD BY DIRECTOR

David C. Arch (61)               Trustee/Director/
Blistex Inc.                     Managing General
1800 Swift Drive                 Partner of funds in
Oak Brook, IL 60523              the Fund Complex.


Jerry D. Choate (68)             Trustee/Director/
33971 Selva Road                 Managing General
Suite 130                        Partner of funds in
Dana Point, CA 92629             the Fund Complex.
                                 Director of Amgen
                                 Inc., a
                                 biotechnological
                                 company, and Director
                                 of Valero Energy
                                 Corporation, an
                                 independent refining
                                 company.

                                                                                                           NUMBER OF
                                               TERM OF                                                     FUNDS IN
                                              OFFICE AND                                                     FUND
                                 POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT DIRECTOR             FUND        SERVED    DURING PAST 5 YEARS                             BY DIRECTOR
Rod Dammeyer (65)                Director         +       President of CAC, L.L.C., a private company         68
CAC, L.L.C.                                               offering capital investment and management
4350 LaJolla Village Drive                                advisory services. Prior to February 2001,
Suite 980                                                 Vice Chairman and Director of Anixter
San Diego, CA 92122-6223                                  International, Inc., a global distributor of
                                                          wire, cable and communications connectivity
                                                          products. Prior to July 2000, Managing Partner
                                                          of Equity Group Corporate Investment (EGI), a
                                                          company that makes private investments in
                                                          other companies.

Linda Hutton Heagy (58)          Director         +       Managing Partner of Heidrick & Struggles, an        68
Heidrick & Struggles                                      executive search firm. Trustee on the
233 South Wacker Drive                                    University of Chicago Hospitals Board, Vice
Suite 7000                                                Chair of the Board of the YMCA of Metropolitan
Chicago, IL 60606                                         Chicago and a member of the Women's Board of
                                                          the University of Chicago. Prior to 1997,
                                                          Partner of Ray & Berndtson, Inc., an executive
                                                          recruiting firm. Prior to 1996, Trustee of The
                                                          International House Board, a fellowship and
                                                          housing organization for international
                                                          graduate students. Prior to 1995, Executive
                                                          Vice President of ABN AMRO, N.A., a bank
                                                          holding company. Prior to 1990, Executive Vice
                                                          President of The Exchange National Bank.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          HELD BY DIRECTOR
Rod Dammeyer (65)                Trustee/Director/
CAC, L.L.C.                      Managing General
4350 LaJolla Village Drive       Partner of funds in
Suite 980                        the Fund Complex.
San Diego, CA 92122-6223         Director of Quidel
                                 Corporation,
                                 Stericycle, Inc.,
                                 Ventana Medical
                                 Systems, Inc., and
                                 GATX Corporation and
                                 Trustee of The
                                 Scripps Research
                                 Institute. Prior to
                                 January 2005, Trustee
                                 of the University of
                                 Chicago Hospitals and
                                 Health Systems. Prior
                                 to April 2004,
                                 Director of
                                 TheraSense, Inc.
                                 Prior to January
                                 2004, Director of
                                 TeleTech Holdings
                                 Inc. and Arris Group,
                                 Inc. Prior to May
                                 2002, Director of
                                 Peregrine Systems
                                 Inc. Prior to
                                 February 2001,
                                 Director of IMC
                                 Global Inc. Prior to
                                 July 2000, Director
                                 of Allied Riser
                                 Communications Corp.,
                                 Matria Healthcare
                                 Inc., Transmedia
                                 Networks, Inc., CNA
                                 Surety, Corp. and
                                 Grupo Azcarero Mexico
                                 (GAM).

Linda Hutton Heagy (58)          Trustee/Director/
Heidrick & Struggles             Managing General
233 South Wacker Drive           Partner of funds in
Suite 7000                       the Fund Complex.
Chicago, IL 60606

                                                                                                           NUMBER OF
                                               TERM OF                                                     FUNDS IN
                                              OFFICE AND                                                     FUND
                                 POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT DIRECTOR             FUND        SERVED    DURING PAST 5 YEARS                             BY DIRECTOR

R. Craig Kennedy (54)            Director         +       Director and President of the German Marshall       68
1744 R Street, NW                                         Fund of the United States, an independent U.S.
Washington, DC 20009                                      foundation created to deepen understanding,
                                                          promote collaboration and stimulate exchanges
                                                          of practical experience between Americans and
                                                          Europeans. Formerly, advisor to the Dennis
                                                          Trading Group Inc., a managed futures and
                                                          option company that invests money for
                                                          individuals and institutions. Prior to 1992,
                                                          President and Chief Executive Officer,
                                                          Director and member of the Investment
                                                          Committee of the Joyce Foundation, a private
                                                          foundation.

Howard J Kerr (70)               Director         +       Prior to 1998, President and Chief Executive        68
14 Huron Trace                                            Officer of Pocklington Corporation, Inc., an
Galena, IL 61036                                          investment holding company. Director of the
                                                          Marrow Foundation.

Jack E. Nelson (70)              Director         +       President of Nelson Investment Planning             68
423 Country Club Drive                                    Services, Inc., a financial planning company
Winter Park, FL 32789                                     and registered investment adviser in the State
                                                          of Florida. President of Nelson Ivest
                                                          Brokerage Services Inc., a member of the NASD,
                                                          Securities Investors Protection Corp. and the
                                                          Municipal Securities Rulemaking Board.
                                                          President of Nelson Sales and Services
                                                          Corporation, a marketing and services company
                                                          to support affiliated companies.

Hugo F. Sonnenschein (65)        Director         +       President Emeritus and Honorary Trustee of the      68
1126 E. 59th Street                                       University of Chicago and the Adam Smith
Chicago, IL 60637                                         Distinguished Service Professor in the
                                                          Department of Economics at the University of
                                                          Chicago. Prior to July 2000, President of the
                                                          University of Chicago. Trustee of the
                                                          University of Rochester and a member of its
                                                          investment committee. Member of the National
                                                          Academy of Sciences, the American
                                                          Philosophical Society and a fellow of the
                                                          American Academy of Arts and Sciences.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          HELD BY DIRECTOR

R. Craig Kennedy (54)            Trustee/Director/
1744 R Street, NW                Managing General
Washington, DC 20009             Partner of funds in
                                 the Fund Complex.

Howard J Kerr (70)               Trustee/Director/
14 Huron Trace                   Managing General
Galena, IL 61036                 Partner of funds in
                                 the Fund Complex.
                                 Director of the Lake
                                 Forest Bank & Trust.

Jack E. Nelson (70)              Trustee/Director/
423 Country Club Drive           Managing General
Winter Park, FL 32789            Partner of funds in
                                 the Fund Complex.

Hugo F. Sonnenschein (65)        Trustee/Director/
1126 E. 59th Street              Managing General
Chicago, IL 60637                Partner of funds in
                                 the Fund Complex.
                                 Director of Winston
                                 Laboratories, Inc.




Suzanne H. Woolsey, Ph.D. (64)   Director         +       Chief Communications Officer of the National        68
815 Cumberstone Road                                      Academy of Sciences/National Research Council,
Harwood, MD 20776                                         an independent, federally chartered policy
                                                          institution, from 2001 to November 2003 and
                                                          Chief Operating Officer from 1993 to 2001.
                                                          Director of the Institute for Defense
                                                          Analyses, a federally funded research and
                                                          development center, Director of the German
                                                          Marshall Fund of the United States, Director
                                                          of the Rocky Mountain Institute and Trustee of
                                                          Colorado College. Prior to 1993, Executive
                                                          Director of the Commission on Behavioral and
                                                          Social Sciences and Education at the National
                                                          Academy of Sciences/ National Research
                                                          Council. From 1980 through 1989, Partner of
                                                          Coopers & Lybrand.



Suzanne H. Woolsey, Ph.D. (64)   Trustee/Director/
815 Cumberstone Road             Managing General
Harwood, MD 20776                Partner of funds in
                                 the Fund Complex.
                                 Director of Fluor
                                 Corp., an
                                 engineering,
                                 procurement and
                                 construction
                                 organization, since
                                 January 2004 and
                                 Director of Neurogen
                                 Corporation, a
                                 pharmaceutical
                                 company, since
                                 January 1998.

                              INTERESTED DIRECTOR*


                                                                                                      NUMBER OF
                                          TERM OF                                                     FUNDS IN
                                         OFFICE AND                                                     FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INTERESTED DIRECTOR         FUND        SERVED    DURING PAST 5 YEARS                             BY DIRECTOR

Wayne W. Whalen* (67)       Director         +       Partner in the law firm of Skadden, Arps,           68
333 West Wacker Drive                                Slate, Meagher & Flom LLP, legal counsel to
Chicago, IL 60606                                    funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR      HELD BY DIRECTOR

Wayne W. Whalen* (67)       Trustee/Director/
333 West Wacker Drive       Managing General
Chicago, IL 60606           Partner of funds in
                            the Fund Complex.
                            Director of the
                            Abraham Lincoln
                            Presidential Library
                            Foundation.


------------------------------------


+ See Table D below.



* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS



                                                   TERM OF
                                                  OFFICE AND
                                  POSITION(S)     LENGTH OF
NAME, AGE AND                      HELD WITH         TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    FUND          SERVED    DURING PAST 5 YEARS

Ronald E. Robison (67)          President and         ++      President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas     Principal                     and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020              Executive                     since May 2003. Managing Director of Van Kampen Advisors
                                Officer                       Inc. since June 2003. Director of Investor Services since
                                                              September 2002. Director of the Adviser, Van Kampen
                                                              Investments and Van Kampen Exchange Corp. since January
                                                              2005. Managing Director of Morgan Stanley and Morgan
                                                              Stanley & Co. Incorporated. Managing Director and Director
                                                              of Morgan Stanley Investment Management Inc. Chief
                                                              Administrative Officer, Managing Director and Director of
                                                              Morgan Stanley Investment Advisors Inc. and Morgan Stanley
                                                              Services Company Inc. Managing Director and Director of
                                                              Morgan Stanley Distributors Inc. and Morgan Stanley
                                                              Distribution Inc. Chief Executive Officer and Director of
                                                              Morgan Stanley Trust. Executive Vice President and Principal
                                                              Executive Officer of the Institutional and Retail Morgan
                                                              Stanley Funds. Director of Morgan Stanley SICAV. Previously,
                                                              Chief Global Operations Officer of Morgan Stanley Investment
                                                              Management Inc. and Executive Vice President of funds in the
                                                              Fund Complex from May 2003 to September 2005.

Dennis Shea (53)                Vice President        ++      Managing Director of Morgan Stanley Investment Advisors
1221 Avenue of the Americas                                   Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10020                                            and Van Kampen Advisors Inc. Chief Investment
                                                              Officer--Global Equity of the same entities since February
                                                              2006. Vice President of Morgan Stanley Institutional and
                                                              Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                              Director and Director of Global Equity Research at Morgan
                                                              Stanley from April 2000 to February 2006.

J. David Germany (52)           Vice President        ++      Managing Director of Morgan Stanley Investment Advisors
25 Cabot Square, Canary Wharf                                 Inc., Morgan Stanley Investment Management Inc., the Adviser
London, GBR E14 4QA                                           and Van Kampen Advisors Inc. Chief Investment
                                                              Officer--Global Fixed Income of the same entities since
                                                              December 2005. Managing Director and Director of Morgan
                                                              Stanley Investment Management Ltd. Director of Morgan
                                                              Stanley Investment Management (ACD) Limited since December
                                                              2003. Vice President of Morgan Stanley Institutional and
                                                              Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

Amy R. Doberman (44)            Vice President        ++      Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                                   Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                            Management Inc., Morgan Stanley Investment Advisers Inc. and
                                                              the Adviser. Vice President of the Morgan Stanley
                                                              Institutional and Retail Funds since July 2004 and Vice
                                                              President of funds in the Fund Complex since August 2004.
                                                              Previously, Managing Director and General Counsel of
                                                              Americas, UBS Global Asset Management from July 2000 to July
                                                              2004 and General Counsel of Aeltus Investment Management,
                                                              Inc. from January 1997 to July 2000.

Stefanie V. Chang (39)          Vice President        ++      Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas     and Secretary                 Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                            Complex.

John L. Sullivan (51)           Chief Compliance      ++      Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer                       August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                    Director of Van Kampen Investments, the Adviser, Van Kampen
                                                              Advisors Inc. and certain other subsidiaries of Van Kampen
                                                              Investments, Vice President, Chief Financial Officer and
                                                              Treasurer of funds in the Fund Complex and head of Fund
                                                              Accounting for Morgan Stanley Investment Management Inc.
                                                              Prior to December 2002, Executive Director of Van Kampen
                                                              Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42)            Chief Financial       ++      Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza                Officer and                   Inc. since June 2005. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181      Treasurer                     of funds in the Fund Complex since August 2005. Prior to
                                                              June 2005, Vice President and Chief Financial Officer of
                                                              Enterprise Capital Management, Inc., an investment holding company.


------------------------------------


++ See Table E below.

COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "director") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser, the Subadviser or the Distributor (each a "Non-Affiliated Director") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Directors that allows such directors to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Director. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Directors in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Director reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Directors that provides Non-Affiliated Directors with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Director who is receiving compensation from the Fund prior to such Non-Affiliated Director's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Fund. Non-Affiliated Directors retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for directors is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                     Fund Complex
                                                    ----------------------------------------------
                                                                    Aggregate
                                                     Aggregate      Estimated
                                                    Pension or       Maximum
                                                    Retirement       Annual            Total
                                      Aggregate      Benefits     Benefits from     Compensation
                                     Compensation   Accrued as      the Fund      before Deferral
                                       from the       Part of     Complex Upon          from
              Name(1)                 Company(2)    Expenses(3)   Retirement(4)   Fund Complex(5)
              -------                ------------   -----------   -------------   ----------------
INDEPENDENT DIRECTORS
David C. Arch                           $             $40,874       $105,000          $222,935
Jerry D. Choate                                        95,781         94,500           199,799
Rod Dammeyer                                           73,108        105,000           222,935
Linda Hutton Heagy                                     29,065        105,000           214,425
R. Craig Kennedy                                       20,314        105,000           214,425
Howard J Kerr                                         158,695        143,750           222,935
Jack E. Nelson                                        110,864         84,000           214,425
Hugo F. Sonnenschein                                   74,118        105,000           222,935
Suzanne H. Woolsey                                     68,505        104,000           214,425
INTERESTED DIRECTOR
Wayne W. Whalen(1)                                     80,233        105,000           222,935


------------------------------------


(1) Directors not eligible for compensation are not included in the Compensation Table. Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of the Company and certain other funds in the Fund Complex. Richard F. Powers III and Mitchell M. Merin resigned as members of the Board of Directors of the Company and other funds in the Fund Complex on September 22, 2005.


(2) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Company with respect to the Company's fiscal year ended June 30, 2006. The details of aggregate compensation before deferral for the Company and each operating Fund during the fiscal year ended June 30, 2006 are shown in Table A below. The details of compensation deferred for each operating Fund during the fiscal year ended June 30, 2006 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating Fund of the Company as of June 30, 2006 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the directors for the funds' respective fiscal years ended in 2005. The retirement plan is described above the Compensation Table.


(4) For each director, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of the Statement of Additional Information for each year of the 10-year period commencing in the year of such director's anticipated retirement. The retirement plan is described above the Compensation Table. Each director has served as a member of the Board of Directors of the Company since the year set forth in Table D below.


(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2005 before deferral by the directors under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.


     As of the date of this Statement of Additional Information, the following Funds had not yet commenced investment operations and therefore are not reported in Tables A-E below: Van Kampen Emerging Markets Debt Fund, Van Kampen Growth and Income Fund II and Van Kampen Japanese Equity Fund.

                                    TABLE A


                  FISCAL YEAR 2006 AGGREGATE COMPENSATION FROM

                           THE COMPANY AND EACH FUND


                                                                        INDEPENDENT DIRECTORS
                                         FISCAL    ---------------------------------------------------------------
              FUND NAME                 YEAR-END    ARCH    CHOATE   DAMMEYER   HEAGY    KENNEDY    KERR    NELSON
              ---------                 --------    ----    ------   --------   -----    -------    ----    ------
American Value Fund...................    6/30     $
Emerging Markets Fund.................    6/30
Equity Growth Fund....................    6/30
Global Equity Allocation Fund.........    6/30
Global Franchise Fund.................    6/30
Global Value Equity Fund..............    6/30
                                                   ------   ------    ------    ------   ------    ------   ------
 Company Total........................             $
                                                   ======   ======    ======    ======   ======    ======   ======

                                                                 INTERESTED
                                        INDEPENDENT DIRECTORS     DIRECTOR
                                        ----------------------   ----------
              FUND NAME                 SONNENSCHEIN   WOOLSEY     WHALEN
              ---------                 ------------   -------     ------
American Value Fund...................
Emerging Markets Fund.................
Equity Growth Fund....................
Global Equity Allocation Fund.........
Global Franchise Fund.................
Global Value Equity Fund..............
                                                       ------      ------
 Company Total........................
                                           ======      ======      ======

                                    TABLE B


             FISCAL YEAR 2006 AGGREGATE COMPENSATION DEFERRED FROM

                           THE COMPANY AND EACH FUND


                                                                                                                INTERESTED
                                                                    INDEPENDENT DIRECTORS                        DIRECTOR
                                       FISCAL    ------------------------------------------------------------   ----------
             FUND NAME                YEAR-END   CHOATE   DAMMEYER   HEAGY    KENNEDY   NELSON   SONNENSCHEIN     WHALEN
             ---------                --------   ------   --------   -----    -------   ------   ------------     ------
American Value Fund.................    6/30     $
Emerging Markets Fund...............    6/30
Equity Growth Fund..................    6/30
Global Equity Allocation Fund.......    6/30
Global Franchise Fund...............    6/30
Global Value Equity Fund............    6/30
                                                 ------    ------    ------   ------    ------      ------
  Company Total.....................
                                                 ======    ======    ======   ======    ======      ======


                                    TABLE C


                CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)

                         FROM THE COMPANY AND EACH FUND


                                                        CURRENT INDEPENDENT DIRECTORS
                             FISCAL    ----------------------------------------------------------------
        FUND NAME           YEAR-END   CHOATE    DAMMEYER    HEAGY    KENNEDY    NELSON    SONNENSCHEIN
        ---------           --------   ------    --------    -----    -------    ------    ------------
American Value Fund.......    6/30     $
Emerging Markets Fund.....    6/30
Equity Growth
 Fund.....................    6/30
Global Equity Allocation
 Fund.....................    6/30
Global Franchise Fund.....    6/30
Global Value Equity
 Fund.....................    6/30
                                       -------   -------    -------   -------   --------     -------
 Company Total............
                                       =======   =======    =======   =======   ========     =======

                                                                             CURRENT
                                                                            INTERESTED
                                    FORMER INDEPENDENT DIRECTORS             DIRECTOR
                            ---------------------------------------------   ----------
        FUND NAME           BRANAGAN   REES   ROBINSON   ROONEY    SISTO      WHALEN
        ---------           --------   ----   --------   ------    -----      ------
American Value Fund.......
Emerging Markets Fund.....
Equity Growth
 Fund.....................
Global Equity Allocation
 Fund.....................
Global Franchise Fund.....
Global Value Equity
 Fund.....................
                            -------    ----     ----     ------   -------    -------
 Company Total............
                            =======    ====     ====     ======   =======    =======


                                    TABLE D
      YEAR OF DIRECTOR ELECTION OR APPOINTMENT TO EACH FUND OF THE COMPANY

                                                                                                                       INTERESTED
                                                                INDEPENDENT DIRECTORS                                   DIRECTOR
                                 -----------------------------------------------------------------------------------   ----------
           FUND NAME             ARCH   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   NELSON   SONNENSCHEIN   WOOLSEY     WHALEN
           ---------             ----   ------   --------   -----   -------   ----   ------   ------------   -------     ------
American Value Fund............  2003    1999      2003     1997     1997     2003    1997        2003        1999        1997
Emerging Markets Fund..........  2003    1999      2003     1997     1997     2003    1997        2003        1999        1997
Equity Growth Fund.............  2003    1999      2003     1997     1997     2003    1997        2003        1999        1997
Global Equity Allocation
 Fund..........................  2003    1999      2003     1997     1997     2003    1997        2003        1999        1997
Global Franchise Fund..........  2003    1999      2003     1998     1998     2003    1998        2003        1999        1998
Global Value Equity Fund.......  2003    1999      2003     1997     1997     2003    1997        2003        1999        1997

                                    TABLE E
            YEAR OF OFFICER APPOINTMENT TO EACH FUND OF THE COMPANY


                    FUND NAME                       CHANG   DOBERMAN   GERMANY   GOFF   ROBISON   SHEA   SULLIVAN
                    ---------                       -----   --------   -------   ----   -------   ----   --------
American Value Fund..............................   2003      2004      2006     2005    2003     2006     1997
Emerging Markets Fund............................   2003      2004      2006     2005    2003     2006     1997
Equity Growth Fund...............................   2003      2004      2006     2005    2003     2006     1997
Global Equity Allocation Fund....................   2003      2004      2006     2005    2003     2006     1997
Global Franchise Fund............................   2003      2004      2006     2005    2003     2006     1998
Global Value Equity Fund.........................   2003      2004      2006     2005    2003     2006     1997

BOARD COMMITTEES

     The Board of Directors has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Directors", which is defined for purposes herein as directors who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Directors as defined above, each of these directors also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Directors concerning the selection of each Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of each Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding each Fund's financial statements, books of account or internal controls. The Board of Directors has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of each Fund with management as well as with the independent registered public accounting firm of each Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Directors of each Fund that each Fund's audited financial statements be included in each Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews each Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Directors as defined above, each of these directors also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Directors on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to each Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Directors of each Fund select and nominate any other nominee Independent Directors for each Fund. While the Independent Directors of each Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Directors as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors as described below.


     During each Fund's last fiscal year, the Board of Directors held meetings. During each Fund's last fiscal year, the audit committee of the Board
held        meetings the brokerage and services committee of the Board held
       meetings, and the governance committee of the Board held        meetings.


SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Directors. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either each Fund's office or directly to such Board member(s) at the address specified for such Director above. Other shareholder communications received by each Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP


     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2005, the most recently completed calendar year prior to the date of this Statement of Additional Information, each director of the Company beneficially owned equity securities of each Fund and of all of the funds in the Fund Complex overseen by the director in the dollar range amounts specified below.



                2005 DIRECTOR BENEFICIAL OWNERSHIP OF SECURITIES


INDEPENDENT DIRECTORS

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS       ARCH       CHOATE     DAMMEYER     HEAGY       KENNEDY      KERR     NELSON
----------------------------------------------       ----       ------     --------     -----       -------      ----     ------
American Value Fund..............................    none        none       none         none      $1-$10,000    none      none
                                                                                                      $10,001-
Emerging Markets Fund............................    none        none       none         none         $50,000    none      none
Equity Growth Fund...............................    none        none       none         none      $1-$10,000    none      none
Global Equity Allocation Fund....................    none        none       none      $1-$10,000   $1-$10,000    none      none
                                                                                                      $10,001-
Global Franchise Fund............................    none        none       none         none         $50,000    none      none
                                                                                                      $10,001-
Global Value Equity Fund.........................    none        none       none         none         $50,000    none      none
 Aggregate dollar range of equity securities in
   all registered investment companies overseen     $50,001-     $1-        over         $50,001-     over        $1-       $1-
   by director in the Fund Complex...............  $100,000    $10,000     $100,000     $100,000     $100,000   $10,000   $10,000

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS     SONNENSCHEIN   WOOLSEY
----------------------------------------------     ------------   -------
American Value Fund..............................    none          none
Emerging Markets Fund............................    none          none
Equity Growth Fund...............................    none          none
Global Equity Allocation Fund....................    none          none
Global Franchise Fund............................    none          none
Global Value Equity Fund.........................    none          none
 Aggregate dollar range of equity securities in
   all registered investment companies overseen      $10,001-     $10,001-
   by director in the Fund Complex...............    $50,000      $50,000


INTERESTED DIRECTOR

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS                    WHALEN
----------------------------------------------                    ------
American Value Fund.........................................       none
                                                                   $10,001-
Emerging Markets Fund.......................................       $50,000
Equity Growth Fund..........................................       none
Global Equity Allocation Fund...............................    $1-$10,000
                                                                   $10,001-
Global Franchise Fund.......................................       $50,000
Global Value Equity Fund....................................       none
 Aggregate dollar range of equity securities in all
   registered investment companies overseen by director in         over
   the Fund Complex.........................................     $100,000


     Including deferred compensation balances (which are amounts deferred and thus retained by each Fund as described in the Compensation Table), as of December 31, 2005, the most recently completed calendar year prior to the date of this Statement of Additional Information, each director of the Company had in the aggregate, combining beneficially owned equity securities and deferred compensation of each Fund and of all of the funds in the Fund Complex overseen by the director, the dollar range amounts specified below.

          2005 DIRECTOR BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION


INDEPENDENT DIRECTORS

DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED
COMPENSATION IN THE FUNDS                         ARCH      CHOATE    DAMMEYER     HEAGY       KENNEDY       KERR      NELSON
----------------------------------------------    ----      ------    --------     -----       -------       ----      ------
American Value Fund...........................    none       none      none         none      $1-$10,000     none       none
                                                                                                 $10,001-
Emerging Markets Fund.........................    none       none      none         none         $50,000     none       none
                                                                                                                       $10,001-
Equity Growth Fund............................    none       none      none         none      $1-$10,000     none      $50,000
Global Equity Allocation Fund.................    none       none      none      $1-$10,000   $1-$10,000     none       none
                                                             over                                $10,001-
Global Franchise Fund.........................    none     $100,000    none         none         $50,000     none       none
                                                                                                 $10,001-
Global Value Equity Fund......................    none       none      none         none         $50,000     none       none
 Aggregate dollar range of equity securities
   and deferred compensation in all registered
   investment companies overseen by director     $50,001-    over      over          over         over       over       over
   in the Fund Complex........................  $100,000   $100,000   $100,000     $100,000     $100,000   $100,000   $100,000

DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED
COMPENSATION IN THE FUNDS                       SONNENSCHEIN   WOOLSEY
----------------------------------------------  ------------   -------
American Value Fund...........................     none          none
Emerging Markets Fund.........................     none          none
Equity Growth Fund............................     none          none
Global Equity Allocation Fund.................     none          none
Global Franchise Fund.........................     none          none
Global Value Equity Fund......................     none          none
 Aggregate dollar range of equity securities
   and deferred compensation in all registered
   investment companies overseen by director       over        $10,001-
   in the Fund Complex........................    $100,000     $ 50,000

INTERESTED DIRECTOR

DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN THE FUNDS      WHALEN
------------------------------------------------------------------------      ------
American Value Fund...............................................             none
                                                                             $10,001-
Emerging Markets Fund.............................................           $50,000
Equity Growth Fund................................................             none
Global Equity Allocation Fund.....................................          $1-$10,000
                                                                             $10,001-
Global Franchise Fund.............................................           $50,000
Global Value Equity Fund..........................................             none
 Aggregate dollar range of equity securities in all registered                 over
   investment companies overseen by director in the Fund Complex...          $100,000


     As of October   , 2006, the directors and officers of the Company as a
group owned less than 1% of the shares of each of the Funds.


CODE OF ETHICS

     Each Fund, the Adviser, the Sub-Adviser, and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by a Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of a Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with a Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of a Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENTS

     Each Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, each Fund retains the Adviser to manage the investment of its assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement each Fund's investment objective(s). The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to each Fund, renders periodic reports to the Board of Directors and permits its officers and employees to serve without compensation as directors of the Company or officers of each Fund if elected to such positions. The Funds, however, bear the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of directors of the Company (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to a Fund for any error of judgment or of law, or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of a Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which such Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay such Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.


     During the fiscal years ended June 30, 2006, 2005 and 2004, the Adviser received the approximate advisory fees (net of fee waivers) from the Funds as set forth in the table below.



                                                FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                  FUND NAME                       JUNE 30, 2006       JUNE 30, 2005       JUNE 30, 2004
                  ---------                     -----------------   -----------------   -----------------
American Value Fund...........................                         $ 3,155,500         $3,197,400
Emerging Markets Debt Fund(1).................                                  --                 --
Emerging Markets Fund.........................                           3,032,500          2,058,200
Equity Growth Fund............................                             979,300            742,800
Global Equity Allocation Fund.................                           2,765,600          3,185,200
Global Franchise Fund.........................                          13,998,300          9,767,000
Global Value Equity Fund......................                           2,560,000          2,991,100
Growth and Income Fund II(1)..................                                  --                 --
Japanese Equity Fund(1).......................                                  --                 --


---------------


(1) Not operational as of June 30, 2006.

     During the fiscal years ended June 30, 2006, 2005 and 2004, the Adviser waived approximate advisory fees from the Funds as set forth in the table below.



                                                FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                  FUND NAME                       JUNE 30, 2006       JUNE 30, 2005       JUNE 30, 2004
                  ---------                     -----------------   -----------------   -----------------
American Value Fund...........................                          $     --            $     --
Emerging Markets Debt Fund(1).................                                --                  --
Emerging Markets Fund.........................                           161,400             270,700
Equity Growth Fund............................                           102,100              72,100
Global Equity Allocation Fund.................                           466,800             174,500
Global Franchise Fund.........................                                --                  --
Global Value Equity Fund......................                                --                  --
Growth and Income Fund II(1)..................                                --                  --
Japanese Equity Fund(1).......................                                --                  --


---------------


(1) Not operational as of June 30, 2006.



     MSIM Limited is the investment sub-adviser to Global Franchise Fund and Global Value Equity Fund. MSIM Company is the investment sub-adviser to Emerging Markets Fund. The Sub-Advisers provide investment advice and portfolio management services pursuant to investment sub-advisory agreements and, subject to the supervision of the Adviser and the Company's Board of Directors, makes the Funds' investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments. The Sub-Advisers are entitled to receive sub-advisory fees paid by the Adviser in an amount to be determined from time to time by the Adviser and Sub-Advisers but in no event in excess of the amount that the Adviser actually receives from each Fund pursuant to its Advisory Agreement.


LITIGATION INVOLVING THE ADVISER


     The Adviser and certain affiliates of the Adviser are named as defendants in a derivative suit which additionally names as defendants individual directors of certain Van Kampen funds. The named investment companies, including the Funds, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current directors of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motion to dismiss the direct action and the motion to dismiss the action described in the next paragraph. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the action described in the next paragraph. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be dismissed in light of the rulings dismissing the two cases discussed above.



     The derivative plaintiff in the action described in the preceding paragraph filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual directors of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies, including the Funds, were listed as nominal defendants. The complaint alleged that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint sought, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The court initially granted in part and denied in part the defendants' motion to dismiss this complaint. The defendants moved the court to reconsider those claims it denied. The plaintiff thereafter voluntarily dismissed the independent trustees from the action without prejudice. On June 14, 2006, the court granted defendants' motion for reconsideration and dismissed with prejudice all claims in the action.



     The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. Plaintiff filed the complaint in state court, but defendants removed the case to federal district court under a federal law that provides for removal and dismissal of certain securities class actions that are based on state, rather than federal, law. The district court initially remanded the case to state court, but the court of appeals reversed the district court's remand. The district court then dismissed the action with prejudice. On June 15, 2006, the Supreme Court vacated the judgment of the court of appeals, finding that the court of appeals lacked appellate jurisdiction to review the district court's decision to remand the case to state court. Plaintiff also separately appealed the order of the district court dismissing the action with prejudice. That appeal remains pending in the court of appeals.



                                FUND MANAGEMENT


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

  AMERICAN VALUE FUND


     As of June 30, 2006, James A. Gilligan managed   mutual funds with a total
of approximately $     billion in assets;   pooled investment vehicles other
than mutual funds; and      other accounts (which include separate accounts
managed under certain "wrap fee programs") with a total of approximately $ billion in assets.



     As of June 30, 2006, James O. Roeder managed   mutual funds with a total of
approximately $     billion in assets;   pooled investment vehicles other than
mutual funds; and      other accounts (which include separate accounts managed
under certain "wrap fee programs") with a total approximately $     billion in
assets.



     As of June 30, 2006, Vincent E. Vizachero managed   mutual funds with a
total of approximately $     billion in assets;   pooled investment vehicles
other than mutual funds; and      other accounts (which include separate
accounts managed under certain "wrap fee programs") with a total of approximately $ billion in assets.



     As of June 30, 2006, Thomas B. Bastain managed   mutual funds with a total
of approximately $     billion in assets;   pooled investment vehicles other
than mutual funds; and      other accounts (which include separate accounts
managed under certain "wrap fee programs") with a total of approximately $ billion in assets.



     As of June 30, 2006, Sergio Marcheli managed   mutual funds with a total of
approximately $     billion in assets;   pooled investment vehicles other than
mutual funds; and      other accounts (which include separate accounts managed
under certain "wrap fee programs") with a total of approximately $ billion in assets.



     As of June 30, 2006, Thomas R. Cooper managed   mutual funds with a total
of approximately $     billion in assets;   pooled investment vehicles other
than mutual funds; and      other accounts (which include separate accounts
managed under certain "wrap fee programs") with a total of approximately $ billion in assets.

  EMERGING MARKETS FUND


     As of June 30, 2006, Narayan Ramachandran managed   mutual funds with a
total of approximately $  billion in assets;   pooled investment vehicles other
than mutual funds with a total of approximately $  billion in assets; and
other accounts with a total of approximately $  billion in assets. Of these
other accounts,   accounts with a total of approximately $  billion in assets had performance-based fees.



     As of June 30, 2006, Ruchir Sharma managed   mutual funds with a total of
approximately $  billion in assets;   pooled investment vehicles other than
mutual funds with a total of approximately $  billion in assets; and   other
accounts with a total of approximately $     million in assets.



  EQUITY GROWTH FUND



     As of June 30, 2006, Kristian Heugh managed   mutual funds with a total of
approximately $     billion in assets;   pooled investment vehicles other than
mutual funds with a total of approximately $     million in assets; and
other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $ billion in assets. Of these
other accounts,   accounts with a total of approximately $     million in assets
had performance-based fees.



     As of June 30, 2006, Dennis P. Lynch managed   mutual funds with a total of
approximately $     billion in assets;   pooled investment vehicles other than
mutual funds with a total of approximately $     million in assets; and
other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $ billion in assets. Of these
other accounts,   accounts with a total of approximately $     million in assets
had performance-based fees.



     As of June 30, 2006, David S. Cohen managed   mutual funds with a total of
approximately $     billion in assets;      pooled investment vehicles other
than mutual funds with a total of approximately $     million in assets; and
     other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $ billion in assets. Of these
     other accounts,   accounts with a total of approximately $     million in
assets had performance-based fees.



     As of June 30, 2006, Sam Chainani managed   mutual funds with a total of
approximately $     billion in assets;   pooled investment vehicles other than
mutual funds with a total of approximately $     million in assets; and
other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $ billion in assets. Of these
other accounts,   accounts with a total of approximately $     million in assets
had performance-based fees.



     As of June 30, 2006, Alexander T. Norton managed   mutual funds with a
total of approximately $     billion in assets;   pooled investment vehicles
other than mutual funds with a total of approximately $     million in assets;
and      other accounts (which include separate accounts managed under certain
"wrap fee programs") with a total of approximately $  billion in assets. Of
these      other accounts,   account with a total of approximately $     million
in assets had performance-based fees.


  GLOBAL EQUITY ALLOCATION FUND


     As of June 30, 2006, Ann Thivierge managed   mutual funds with a total of
approximately $  billion in assets;   pooled investment vehicle other than a
mutual fund with a total of approximately $     million in assets; and   other
accounts with a total of approximately $  billion in assets. Of these   other
accounts,   account with a total of approximately $     million in assets had
performance-based fees.


  GLOBAL FRANCHISE FUND


     As of June 30, 2006, Hassan Elmasry managed   mutual funds with a total of
approximately $  billion in assets;   pooled investment vehicles other than
mutual funds with a total of approximately $  billion in assets; and   other
accounts with a total of approximately $  billion in assets.



     As of June 30, 2006, Ewa Borowska managed   mutual funds with a total of
approximately $  billion in assets;   pooled investment vehicles other than
mutual funds; and   other accounts.

     As of June 30, 2006, Michael Allison managed   mutual funds with a total of
approximately $  billion in assets;   pooled investment vehicles other than
mutual funds; and   other accounts.



     As of June 30, 2006, Paras Dodhia managed   mutual funds with a total of
approximately $  billion in assets;   pooled investment vehicles other than
mutual funds; and   other accounts.



     As of June 30, 2006, Jayson Vowles managed   mutual funds with a total of
approximately $  billion in assets;   pooled investment vehicles other than
mutual funds; and   other accounts.


  GLOBAL VALUE EQUITY FUND


     As of June 30, 2006, Frances Campion managed   mutual funds with a total of
approximately $  billion in assets;   pooled investment vehicles other than
mutual funds with a total of approximately $  billion in assets; and   other
accounts with a total of approximately $  billion in assets.



     As of June 30, 2006, Colin McQueen managed   mutual funds with a total of
approximately $  billion in assets;   pooled investment vehicles other than
mutual funds; and   other accounts.



     As of June 30, 2006, Douglas M. McGraw managed   mutual funds with a total
of approximately $  billion in assets;   pooled investment vehicles other than
mutual funds; and   other accounts.



     As of June 30, 2006, Martin J. Moorman managed   mutual funds with a total
of approximately $  billion in assets;   pooled investment vehicles other than
mutual funds; and   other accounts.



     As of June 30, 2006, Noreen Griffin managed   mutual funds with a total of
approximately $  billion in assets;   pooled investment vehicles other than
mutual funds; and   other accounts.


     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from a Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over a Fund. Except as described above, the portfolio managers of each Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;

     - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Deferred Compensation Plan (IMDCP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 75% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu;


     - Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:


     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Funds, each Fund's investment performance is measured against the indices listed in each Fund's Prospectus and against appropriate rankings or ratings prepared by Lipper Inc., Morningstar Inc. or similar independent services which monitor Fund performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.


     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.


SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS


  AMERICAN VALUE FUND


     As of June 30, 2006, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:



     James A. Gilligan -- $



     James O. Roeder -- $



     Vincent E. Vizachero --



     Thomas B. Bastain -- $



     Sergio Marcheli --



     Thomas R. Cooper --

  EMERGING MARKETS FUND


     As of June 30, 2006, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:



     Narayan Ramachandran --



     Ruchir Sharma --



  EQUITY GROWTH FUND



     As of June 30, 2006, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:



     Kristian Heugh --



     Dennis P. Lynch --



     David S. Cohen --



     Sam Chainani --



     Alexander T. Norton --


  GLOBAL EQUITY ALLOCATION FUND


     As of June 30, 2006, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:



     Ann Thivierge --


  GLOBAL FRANCHISE FUND


     As of June 30, 2006, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:



     Hassan Elmasry -- $



     Ewa Borowska --



     Paras Dodhia --



     Michael Allison --



     Jayson Vowles --


  GLOBAL VALUE EQUITY FUND


     As of June 30, 2006, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:



     Colin McQueen --



     Frances Campion --



     Douglas M. McGraw --



     Martin J. Moorman --



     Noreen Griffin --

     In addition, Mr. Moorman held notional investments in the Fund through the IMDCP or other deferred compensation programs. As of June 30, 2006, the dollar range of securities owned notionally by Mr. Moorman was
                         .

---------------

* Not included in the table above, the portfolio manager has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.


                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     Each Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to each Fund supplementary to those provided by the custodian. Such services are expected to enable each Fund to more closely monitor and maintain its accounts and records. Each Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. Each Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

LEGAL SERVICES AGREEMENT

     The Funds and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT


     Each Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of each Fund and other Van Kampen funds. The Funds' Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Funds and other Van Kampen funds. The Funds reimburse Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Funds share together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

FUND PAYMENTS PURSUANT TO THESE AGREEMENTS


     Pursuant to these agreements, Morgan Stanley or its affiliates have received from each Fund the following approximate amounts:*


                                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                  FUND NAME                        JUNE 30, 2006       JUNE 30, 2005       JUNE 30, 2004
                  ---------                      -----------------   -----------------   -----------------
American Value Fund                                                      $ 72,700            $ 51,300
Emerging Markets Debt Fund(1)                              --                  --                  --
Emerging Markets Fund                                                      59,900              50,600
Equity Growth Fund                                                         68,100              36,800
Global Equity Allocation Fund                                              54,900              66,000
Global Franchise Fund                                                     178,900             118,300
Global Value Equity Fund                                                   61,900              47,300
Growth and Income Fund II(1)                               --                  --                  --
Japanese Equity Fund(1)                                    --                  --                  --


---------------

 * Each Fund began accruing expenses under the Chief Compliance Officer Employment Agreement on July 15, 2004.


(1) Not operational as of June 30, 2006.


                            DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Funds' shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Funds through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of a Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by a Fund's Board of Directors or (ii) by a vote of a majority of such Fund's outstanding voting securities and (b) by a vote of a majority of directors who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. The approximate total underwriting commissions on the sale of shares of the Funds for the last three fiscal years are shown in the chart below.



                                       FISCAL YEAR ENDED            FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                         JUNE 30, 2006                JUNE 30, 2005                JUNE 30, 2004
                                   --------------------------   --------------------------   --------------------------
                                      TOTAL         AMOUNTS        TOTAL         AMOUNTS        TOTAL         AMOUNTS
                                   UNDERWRITING   RETAINED BY   UNDERWRITING   RETAINED BY   UNDERWRITING   RETAINED BY
            FUND NAME              COMMISSIONS    DISTRIBUTOR   COMMISSIONS    DISTRIBUTOR   COMMISSIONS    DISTRIBUTOR
            ---------              ------------   -----------   ------------   -----------   ------------   -----------
American Value Fund                                              $1,698,581     $223,300      $  666,620    $  105,093
Emerging Markets Debt Fund(1)               --           --              --           --              --            --
Emerging Markets Fund                                               346,875       38,579         243,534        34,985
Equity Growth Fund                                                  507,099       68,793         628,589       110,795
Global Equity Allocation Fund                                       379,702       44,100         255,748        38,367
Global Franchise Fund                                             6,622,204      956,100       9,950,458     1,491,619
Global Value Equity Fund                                          2,020,284      249,600         541,697        88,800
Growth and Income Fund II(1)                --           --              --           --              --            --
Japanese Equity Fund(1)                     --           --              --           --              --            --


---------------


(1) Not operational as of June 30, 2006.

     With respect to sales of Class A Shares of the Funds, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLES

     With respect to Emerging Markets Debt Fund:

                                                  Total Sales Charge
                                                ----------------------     Reallowed
                                                As % of    As % of Net     to Dealers
                                                Offering     Amount        As a % of
              SIZE OF INVESTMENT                 Price      Invested     Offering Price
              ------------------                --------   -----------   --------------
Less than $100,000............................    4.75%       4.99%           4.25%
$100,000 but less than $250,000...............    3.75%       3.90%           3.25%
$250,000 but less than $500,000...............    2.75%       2.83%           2.25%
$500,000 but less than $1,000,000.............    2.00%       2.04%           1.75%
$1,000,000 or more............................       *           *               *

     With respect to all of the remaining Funds:

                                                   Total Sales Charge
                                                 ----------------------     Reallowed
                                                 As % of    As % of net     to Dealers
                                                 Offering     Amount        as a % of
              SIZE OF INVESTMENT                  Price      Invested     Offering Price
              ------------------                 --------   -----------   --------------
Less than $50,000..............................    5.75%       6.10%           5.00%
$50,000 but less than $100,000.................    4.75%       4.99%           4.00%
$100,000 but less than $250,000................    3.75%       3.90%           3.00%
$250,000 but less than $500,000................    2.75%       2.83%           2.25%
$500,000 but less than $1,000,000..............    2.00%       2.04%           1.75%
$1,000,000 or more.............................       *           *               *

---------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Funds may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. The eighteen-month period ends on the first business day of the nineteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Funds' assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Funds during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.


     With respect to sales of Class B Shares and Class C Shares of a Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of such Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of a Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the

Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of a Fund's Class C Shares annually commencing in the second year after purchase.

     With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.


     With respect to Class R Shares, there are no sales charges paid by investors and no commissions or transaction fees paid to authorized dealers. Distribution fees on Class R Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's Class R Shares. With respect to Class R Shares, the authorized dealers generally receive from the Distributor the ongoing distribution fees of up to 0.50% of the average daily net assets of the Fund's Class R Shares.



     Each of the Funds has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares, Class C Shares and, with respect to American Value Fund, Class R Shares, pursuant to Rule 12b-1 under the 1940 Act. Each of the Funds has also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares, Class C Shares and, with respect to American Value Fund, Class R Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that a Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of a Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between a Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of a Fund are referred to herein as "financial intermediaries."


     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Funds.

     The Distributor must submit quarterly reports to the Company's Board of Directors setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Board of Directors. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Board of Directors, and also by a vote of the disinterested directors, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Board of Directors and also by the disinterested directors. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested directors or by a vote of a majority of the outstanding voting shares of such class.

     The Plans obligate the Funds to accrue and pay to the Distributor the compensation fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan.

     For Class A Shares and, with respect to American Value Fund, Class R Shares in any given year in which the Plans are in effect, the Plans generally provide for each Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less, with respect to Class A Shares only, any deferred sales charges it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, a Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, a Fund only pays the plan fees for such year. For Class A Shares and, with respect to American Value Fund, Class R Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.



     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares and, with respect to American Value Fund, Class R Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by each Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for a Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Funds do not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.


     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

     Because each Fund is a series of the Company, amounts paid to the Distributor as reimbursement for expenses of one series of the Company may indirectly benefit the other series of the Company. The Distributor will endeavor to allocate such expenses among such Funds which are series in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     As of June 30, 2006, the unreimbursed distribution-related expenses with respect to Class B Shares and Class C shares, and the percentage of each Fund's net assets attributable to Class B Shares and Class C Shares are represented below.



                                                       B SHARES                       C SHARES
                                             ----------------------------   ----------------------------
                                                             APPROXIMATE                    APPROXIMATE
                                             APPROXIMATE    PERCENTAGE OF   APPROXIMATE    PERCENTAGE OF
                                             UNREIMBURSED    FUND'S NET     UNREIMBURSED    FUND'S NET
                 FUND NAME                   DISTRIBUTION      ASSETS       DISTRIBUTION      ASSETS
                 ---------                   ------------   -------------   ------------   -------------
American Value Fund........................   $                         %    $       --                %
Emerging Markets Debt Fund(1)..............           --              --             --              --
Emerging Markets Fund......................                             %                              %
Equity Growth Fund.........................                             %                     less than%
Global Equity Allocation Fund..............                             %                              %
Global Franchise Fund......................                             %                              %
Global Value Equity Fund...................                             %                              %
Growth and Income Fund II(1)...............           --              --             --              --
Japanese Equity Fund(1)....................           --              --             --              --


---------------


(1) Not operational as of June 30, 2006.

     If the Plans were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     For the fiscal year ended June 30, 2006, the Distributor received aggregate fees under the Plans as follows:



                                                                                  PERCENTAGE OF
                                                              FISCAL YEAR ENDED   AVERAGE DAILY
                         FUND NAME                              JUNE 30, 2006      NET ASSETS
                         ---------                            -----------------   -------------
American Value Fund -- Class A..............................     $                        %
American Value Fund -- Class B..............................                              %
American Value Fund -- Class C..............................                              %
American Value Fund -- Class R(1)...........................
Emerging Markets Debt Fund -- Class A(1)....................             --              --
Emerging Markets Debt Fund -- Class B(1)....................             --              --
Emerging Markets Debt Fund -- Class C(1)....................             --              --
Emerging Markets Fund -- Class A............................                              %
Emerging Markets Fund -- Class B............................                              %
Emerging Markets Fund -- Class C............................                              %
Equity Growth Fund -- Class A...............................                              %
Equity Growth Fund -- Class B...............................                              %
Equity Growth Fund -- Class C...............................                              %
Global Equity Allocation Fund -- Class A....................                              %
Global Equity Allocation Fund -- Class B....................                              %
Global Equity Allocation Fund -- Class C....................                              %
Global Franchise Fund -- Class A............................                              %
Global Franchise Fund -- Class B............................                              %
Global Franchise Fund -- Class C............................                              %
Global Value Equity Fund -- Class A.........................                              %
Global Value Equity Fund -- Class B.........................                              %
Global Value Equity Fund -- Class C.........................                              %
Growth and Income Fund II -- Class A(1).....................             --              --
Growth and Income Fund II -- Class B(1).....................             --              --
Growth and Income Fund II -- Class C(1).....................             --              --
Japanese Equity Fund -- Class A(1)..........................             --              --
Japanese Equity Fund -- Class B(1)..........................             --              --
Japanese Equity Fund -- Class C(1)..........................             --              --


---------------


(1) Not operational as of June 30, 2006.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of a Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.


     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of a Fund, to Morgan Stanley DW and certain other authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to other authorized dealers for the purpose of promoting the sale of a Fund's shares, providing the Fund and other Van Kampen funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Fund and other Van Kampen funds on the authorized dealer's preferred or recommended fund list, granting the Distributor access to the authorized dealer's financial advisors and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by a Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of a Fund and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of a Fund and/or some or all other Van Kampen funds), a Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor.



     With respect to Morgan Stanley DW financial advisers and intermediaries, these payments currently include the following amounts: (1) for Class A Shares, Class B Shares and Class C Shares and Class R Shares for which the Adviser and/or the Distributor are not engaged in revenue sharing with a 401(k) platform provider (excluding shares, if any, held by participants in the Morgan Stanley Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), (a) an amount equal to 0.11% of the value (at the time of sale) of gross sales of such Fund's shares and (b) an ongoing annual fee in an amount up to 0.03% of the value of such Fund shares held (to the extent assets held by Morgan Stanley DW accounts in certain Van Kampen Funds exceed $600 million); (2) for Class I Shares (excluding sales through the Morgan Stanley Fund Solution(SM )Program, Morgan Stanley Funds Portfolio Architect(SM )Program, the Morgan Stanley Personal Portfolio(SM )Program and Morgan Stanley Corporate Retirement Solutions), an ongoing annual fee in an amount up to 0.05% of the value of such shares held; and (3) for shares sold through 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held.



     With respect to other authorized dealers, these payments currently include the following amounts: (1) other than sales through 401(k) platforms, (a) an amount up to 0.25% of the value (at the time of sale) of gross sales of a Fund's shares and/or (b) an ongoing annual fee in an amount up to 0.13% of the value of such Fund shares; and (2) for shares sold through 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held. You should review carefully any disclosure by your authorized dealer as to its compensation.


     The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley DW or other authorized dealers may provide Morgan Stanley DW or other authorized dealers, and their representatives or employees, with an incentive to favor sales of shares of a Fund over other investment options with respect to which Morgan Stanley DW or an authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     With respect to the following Funds, the Distributor has entered into agreements with the following firms whereby certain shares of these Funds will be offered pursuant to such firm's retirement plan alliance program(s):

AMERICAN VALUE FUND
Hewitt Associates, LLC
Huntington Bank
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks The Prudential Insurance Company of America
Charles Schwab & Co., Inc.
ABN AMRO Trust Services Co.

AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC
Metlife Securities, Inc.

EMERGING MARKETS FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, NA
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)
ABN AMRO Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)
ABN AMRO Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC
Metlife Securities, Inc.

EQUITY GROWTH FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
First Union National Bank
Franklin Templeton
Great West Life Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Hewitt Associates, LLC

Huntington Bank
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)
ABN AMRO Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC
Metlife Securities, Inc.

GLOBAL EQUITY ALLOCATION FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)
ABN AMRO Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC
Metlife Securities, Inc.

GLOBAL FRANCHISE FUND
American Century Retirement Services Inc.
GoldK Investment Services, Inc.
Merrill Lynch Pierce, Fenner & Smith, Incorporated
The Prudential Insurance Company of America

Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
ABN AMRO Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC
Metlife Securities, Inc.

GLOBAL VALUE EQUITY FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Investments Institutional Operations Company, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)
ABN AMRO Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC
Metlife Securities, Inc.

     Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum investment and operational requirements as well as the availability of Class A Shares at net asset value or other share classes.

                                 TRANSFER AGENT

     The Funds' transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Funds and are approved by the Funds' Board of Directors. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of each Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Directors.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Funds and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Funds.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Funds' shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to such Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers, through which the Funds may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of the Funds or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Board of Directors has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Funds must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Board of Directors and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Directors will consider from time to time whether the advisory fee for each Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise disclosed below, the Funds paid no commissions to affiliated brokers during the last three fiscal years. The Funds paid the following commissions to brokers during the fiscal years shown:


                                                             EMERGING                                    GLOBAL
                                                AMERICAN     MARKETS      EMERGING        EQUITY         EQUITY         GLOBAL
             FISCAL YEAR ENDED                   VALUE         DEBT       MARKETS         GROWTH       ALLOCATION     FRANCHISE
               JUNE 30, 2006                      FUND       FUND(1)        FUND           FUND           FUND           FUND
             -----------------                ------------   --------   ------------   ------------   ------------   ------------
Total brokerage commissions.................  $
Commissions with Morgan Stanley & Co.
 Incorporated...............................
Percentage of commissions with affiliate to
 total commissions..........................
Percentage of total value of brokerage
 transactions with Morgan Stanley & Co.
 Incorporated...............................
Commission for research services............
Value of research transactions..............



                                                                GLOBAL        GROWTH
                                                                 VALUE         AND       JAPANESE
                     FISCAL YEAR ENDED                          EQUITY        INCOME      EQUITY
                       JUNE 30, 2006                             FUND       FUND II(1)   FUND(1)
                     -----------------                        -----------   ----------   --------
Total brokerage commissions.................................                     --          --
Commissions with Morgan Stanley & Co. Incorporated..........                     --          --
Percentage of commissions with affiliate to total
 commissions................................................                     --          --
Percentage of total value of brokerage transactions with
 Morgan Stanley & Co. Incorporated..........................                     --          --
Commission for research services............................                     --          --
Value of research transactions..............................                     --          --


---------------


(1) Not operational as of June 30, 2006.



                                                             EMERGING                                    GLOBAL
                                                AMERICAN     MARKETS      EMERGING        EQUITY         EQUITY         GLOBAL
             FISCAL YEAR ENDED                   VALUE         DEBT       MARKETS         GROWTH       ALLOCATION     FRANCHISE
               JUNE 30, 2005                      FUND       FUND(1)        FUND           FUND           FUND           FUND
             -----------------                  --------     --------     --------        ------       ----------     ---------
Total brokerage commissions.................  $    884,988      --      $    682,774   $    406,615   $     76,350   $    601,802
Commissions with Morgan Stanley & Co.
 Incorporated...............................        41,438      --      $      3,879   $      2,835        --        $    --
Percentage of commissions with affiliate to
 total commissions..........................          4.68%     --              0.57%          0.70%             0%             0%
Percentage of total value of brokerage
 transactions with Morgan Stanley & Co.
 Incorporated...............................          0.39%     --              0.14%          0.42%             0%             0%
Commission for research services............       732,776      --           641,780        358,036        121,313        514,081
Value of research transactions..............   426,061,554      --       264,732,134    334,559,365    140,038,804    328,771,709



                                                                 GLOBAL                      INTER-
                                                                 VALUE       GROWTH AND     NATIONAL     JAPANESE
                     FISCAL YEAR ENDED                           EQUITY        INCOME        MAGNUM       EQUITY
                       JUNE 30, 2005                              FUND       FUND II(1)       FUND       FUND(1)
                     -----------------                           ------      ----------     --------     --------
Total brokerage commissions.................................  $    200,845        --      $                  --
Commissions with Morgan Stanley & Co. Incorporated..........  $      1,978        --      $                  --
Percentage of commissions with affiliate to total
 commissions................................................          0.98%
Percentage of total value of brokerage transactions with
 Morgan Stanley & Co. Incorporated..........................          0.05%
Commission for research services............................       171,922
Value of research transactions..............................    73,903,557


---------------


(1) Not operational as of June 30, 2006.



                                                                        EMERGING                             GLOBAL
                                                            AMERICAN    MARKETS     EMERGING     EQUITY      EQUITY      GLOBAL
                    FISCAL YEAR ENDED                        VALUE        DEBT      MARKETS      GROWTH    ALLOCATION   FRANCHISE
                      JUNE 30, 2004                           FUND      FUND(1)       FUND        FUND        FUND        FUND
                    -----------------                       --------    --------    --------     ------    ----------   ---------
Total brokerage commissions..............................  $2,164,048       --      $780,586    $350,594    $160,410    $539,746
Commissions with Morgan Stanley & Co. Incorporated.......  $   21,984       --      $ 20,498    $    140    $      0    $      0

                                                                GLOBAL      GROWTH AND   INTERNATIONAL   JAPANESE
                     FISCAL YEAR ENDED                           VALUE        INCOME        MAGNUM        EQUITY
                       JUNE 30, 2004                          EQUITY FUND   FUND II(1)       FUND        FUND(1)
                     -----------------                        -----------   ----------   -------------   --------
Total brokerage commissions.................................   $382,818          --        $120,995          --
Commissions with Morgan Stanley & Co. Incorporated..........   $ 15,551          --        $    485          --


---------------


(1) Not operational as of June 30, 2006.


                              SHAREHOLDER SERVICES

     The Funds offer a number of shareholder services designed to facilitate investment in their respective shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in each Fund's Prospectuses captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder of each Fund has an investment account under which the investor's shares of the Fund are held by Investor Services, the Funds' transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectuses and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Funds will not issue share certificates. However, upon written or telephone request to a Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of that Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc. c/o Investor Services, PO Box 947, Jersey City, New Jersey 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption.

Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of a Fund invested into shares of the same class of any of the Participating Funds (as defined in each Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."


     Class B Shareholders and Class C Shareholders (as well as Class A Shareholders subject to a contingent deferred sales charge) who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.


     Under the plan, sufficient shares of the applicable Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. Each Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of such Fund. A Class C Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge (if any) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of a Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of a Fund are available for sale. There is no reinstatement privilege for Class I Shares or Class R Shares of the Funds. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called "wash sale" rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder's tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder's holding period for such shares will include the holding period for the redeemed shares.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for such Fund to fairly determine the value of its net assets; or
(d) the SEC, by order, so permits.

     In addition, if the Company's Board of Directors determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A


     As described in the Funds' Class A Shares, Class B Shares and Class C Shares Prospectuses under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within eighteen months of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a CDSC-Class A, followed by shares held the longest in the shareholder's account. The CDSC-Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC-Class A is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC-Class A is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                  WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     As described in the Funds' Class A Shares, Class B Shares and Class C Shares Prospectuses under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class A (defined above) and CDSC-Class B and C are waived on redemptions in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     A Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B Shareholder and Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Funds do not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     A Fund will waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class A and the CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class A or CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The CDSC-Class A and the CDSC-Class B and C also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or
(5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2)or the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2). In addition, the CDSC-Class A and the CDSC-Class B and C will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).



     The Funds do not intend to waive the CDSC-Class A or the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.


REDEMPTION PURSUANT TO A FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in a Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in a Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A Shares will, in most instances, be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from a Fund without the imposition of a CDSC-Class A and CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. Each Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.


NO INITIAL COMMISSION OR TRANSACTION FEE


     A Fund will waive the CDSC-Class A in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class A Shares. The Fund will waive the CDSC-Class B and C in certain 401(k) plans in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class B Shares and Class C Shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Class A Shares, Class B Shares and Class C Shares Prospectuses.


INVOLUNTARY REDEMPTIONS OF SHARES


     Each Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Funds' Class A Shares, Class B Shares and Class C Shares Prospectuses. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. Each Fund will waive the CDSC-Class A and the CDSC-Class B and C upon such involuntary redemption.


REDEMPTION BY ADVISER


     A Fund may waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in such Fund.


                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUNDS


     The Company and each of the Funds will be treated as separate corporations for federal income tax purposes. The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company, each Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.


     If a Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. Each Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. A Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.


     To avoid a nondeductible 4% excise tax, each Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Fund will be treated as having been distributed.

     If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, that Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     Some of the Funds' investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a regulated investment company.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Funds may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Funds to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of a Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of such Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of such Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).


     Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Funds intend to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Funds should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Funds will consist of "qualified dividend income." To the extent that distributions from the Funds are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.



     Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.

     Certain Funds may invest in securities of REITs or corporations that invest significantly in real property and are treated as "United States real property holding corporations" for U.S. federal income tax purposes. The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") subjects a non-United States person to U.S. tax on gain from the disposition of interests in U.S. real property as if such person were a United States person. Such gain is sometimes referred to "FIRPTA gain." If the Fund recognizes FIRPTA gain from the sale or other disposition of REIT securities or securities of any other "United States real property holding corporation" (as defined in the Code), or receives a distribution from a REIT that is attributable to the REIT's sale of "United State real property interests" (as defined in the Code), then a portion of the Fund's distributions to its Non-U.S. Shareholders will be attributable to such FIRPTA gain. The Fund may be required to withhold U.S. withholding tax at a rate of 35% from distributions to its Non-U.S. Shareholders that are attributable to the Fund's receipt of FIRPTA gain distributions from a REIT in which the Fund invests. The Fund also may be required to withhold from distributions to its Non-U.S. Shareholders that are attributable to the Fund's own recognition of FIRPTA gain (e.g., from the Fund's sale of United States real property interests). Non-U.S. Shareholders who receive such distributions may be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. income tax return. While the Fund intends to make every effort to identify and pass through any FIRPTA gain that it receives from its investments in REITs (or that it recognizes directly), and to make any required withholdings on distributions of this income paid directly to Non-U.S. Shareholders, intermediaries who have assumed tax reporting responsibilities on managed or omnibus accounts may not have the capacity to identify Non-U.S. Shareholders who are paid distributions attributable to FIRPTA gain and to properly withhold U.S. federal income taxes on these distributions. Non-U.S. Shareholders of these accounts should consult their investment representatives and tax advisors about any additional tax that may be due on FIRPTA gain.


     Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from a Fund may be eligible for the corporate dividends received deduction if such Fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as paid by such Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.


     Income from investments in foreign securities received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations and such Fund meets certain holding period requirements, the Fund will be eligible to file, and may file, an election with the Internal Revenue Service ("IRS") pursuant to which shareholders of such Fund will be required (i) to include their respective pro rata portions of such taxes in their United States income tax returns as gross income and (ii) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct his pro rata portion of such foreign taxes in computing his taxable income or to credit them against his United States federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder of a Fund that may be eligible to file the election described in this paragraph will be notified annually whether the foreign taxes paid by such Fund will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each country and (ii) the portion of dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's United States federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income," which includes dividends and interest. Because the application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are urged to consult their tax advisers.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) a Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, such Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES


     Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in a Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010). The maximum long-term capital gains rate for corporations is 35%.


WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.


     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from a Fund (other than capital gain dividends, interest-related dividends, short-term capital gain dividends and dividends attributable to the sale or disposition of U.S. real property interests) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed IRS Form W-8BEN certifying the shareholder's non-United States status.

     Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of interest related dividends that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. "Qualified interest income" includes among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. The amount of short-term capital gain dividends that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than 182 days during the taxable year. Also, the exemption for "short-term capital gain dividends" does not apply to the extent a dividend is attributable to gains from U.S. real property interests (including shares of stock of REITs or other corporations that are treated as U.S. real property holding corporations for U.S. federal income tax purposes). If a Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S. Shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by a Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration.



     Non-effectively connected capital gain dividends and gains realized from the sale of shares generally will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.


     If income from a Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from a Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide such Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.


     With respect to Funds that invest in REITs, certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k)s) and other tax-exempt entities, generally are exempt from U.S. federal income taxation except with respect to their unrelated business taxable income (UBTI). To the extent that such Fund invests in residual interests of a real estate mortgage investment conduit ("REMIC") or in a REIT that invests in REMIC residual interests, a portion of such Fund's income that is attributable to these residual interests (and which is referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. Treasury regulations that have yet to be issued in final form are expected to provide that excess inclusion income of regulated investment companies, as such Fund, will be allocated through such Fund to its shareholders in proportion to the dividends received by such shareholders, with the same consequences as if such Fund shareholders had held the related REMIC residual interests directly. In general, excess inclusion income allocated to tax-exempt shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Shareholder (as defined below), will not qualify for any reduction in U.S. federal withholding tax. Tax-exempt shareholders should consult their tax advisors about the implications of these rules on their particular tax situations.


     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide a Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in a Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of a Fund.

BACKUP WITHHOLDING


     A Fund may be required to withhold federal income tax at a rate of 28% (through 2010) ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) if (i) the shareholder fails to properly furnish such Fund with its correct taxpayer identification number or to certify its non-U.S. status (in case of a Non-U.S. Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.


     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


     Each Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends and redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in a Non-U.S. Shareholder's country of residence.


GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of a Fund as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                                FUND PERFORMANCE

     The Company may from time to time quote various performance figures to illustrate the Funds' past performance.

     Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Company but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Company are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Company to compute or express performance follows.

TOTAL RETURN

     From time to time the Funds may advertise total return for prior periods. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over one-year, five-year and ten-year periods (or over the life of the Fund, if shorter) that would equate an initial hypothetical investment to its ending redeemable value. The calculation assumes: the maximum sales load is deducted from the initial payment; all dividends and distributions are reinvested when paid at the price stated in the Prospectuses; the deduction of all applicable Company expenses on an annual basis; and the amount was completely redeemed at the end of each one-, five- and ten-year period (or over the life of the Fund) including deduction of the applicable maximum deferred sales load at the time, in the amount and under the terms disclosed in the Prospectuses. The Adviser may waive or reimburse fees and/or expenses from time to time; the Fund's returns calculated without waivers or reimbursements would be lower than returns reflecting any waivers or reimbursements.

     Total return figures are calculated according to the following formula:

     P(1 + T)(n) = ERV

     where:

      P    =   a hypothetical initial payment
      T    =   average annual total return
      n    =   number of years
    ERV    =   ending redeemable value of hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of
               the 1-, 5-, or 10-year periods (or fractional portion
               thereof).


     Calculated using the formula above (except as noted), the average annualized total return, for each of the Funds that commenced operations prior to June 30, 2006 for the one, five and ten year periods ended June 30, 2006 and for the period from the inception of each Fund through June 30, 2006 are as follows below.



     The results shown above are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of such Fund's investment objective and policies as well as the risks incurred in such Fund's investment practices.



                                                ONE-YEAR        FIVE-YEAR       TEN-YEAR        INCEPTION
                                  INCEPTION   PERIOD ENDED    PERIOD ENDED    PERIOD ENDED       THROUGH
                                    DATE      JUNE 30, 2006   JUNE 30, 2006   JUNE 30, 2006   JUNE 30, 2006
                                  ---------   -------------   -------------   -------------   -------------
American Value Fund
  Class A Shares................  10/18/93            %               %               %               %
  Class B Shares(1).............  08/01/95            %               %             N/A               %
  Class C Shares(1).............  10/18/93            %               %               %               %
  Class I Shares................
  Class R Shares(2)*............

                                                ONE-YEAR        FIVE-YEAR       TEN-YEAR        INCEPTION
                                  INCEPTION   PERIOD ENDED    PERIOD ENDED    PERIOD ENDED       THROUGH
                                    DATE      JUNE 30, 2006   JUNE 30, 2006   JUNE 30, 2006   JUNE 30, 2006
                                  ---------   -------------   -------------   -------------   -------------
Emerging Markets Debt Fund(2)
  Class A Shares................       N/A           --              --              --              --
  Class B Shares................       N/A           --              --              --              --
  Class C Shares................       N/A           --              --              --              --
Emerging Markets Fund
  Class A Shares................  07/06/94            %               %               %               %
  Class B Shares(1).............  08/01/95            %               %             N/A               %
  Class C Shares(1).............  07/06/94            %               %               %               %
  Class I Shares................
Equity Growth Fund
  Class A Shares................  05/28/98            %               %             N/A               %
  Class B Shares................  05/28/98            %               %             N/A               %
  Class C Shares................  05/28/98            %               %             N/A               %
  Class I Shares................
Global Equity Allocation Fund
  Class A Shares................  01/04/93            %               %               %               %
  Class B Shares(1).............  08/01/95            %               %             N/A               %
  Class C Shares(1).............  01/04/93            %               %               %               %
  Class I Shares................
Global Franchise Fund
  Class A Shares................  09/25/98            %               %             N/A               %
  Class B Shares................  09/25/98            %               %             N/A               %
  Class C Shares................  09/25/98            %               %             N/A               %
  Class I Shares................
Global Value Equity Fund
  Class A Shares................  10/29/97            %               %             N/A               %
  Class B Shares................  10/29/97            %               %             N/A               %
  Class C Shares................  10/29/97            %               %             N/A               %
  Class I Shares................
Growth and Income Fund II(2)
  Class A Shares................       N/A           --              --              --              --
  Class B Shares................       N/A           --              --              --              --
  Class C Shares................       N/A           --              --              --              --
Japanese Equity Fund(2)
  Class A Shares................       N/A           --              --              --              --
  Class B Shares................       N/A           --              --              --              --
  Class C Shares................       N/A           --              --              --              --


---------------


 * There were no Class R Shares of American Value Fund outstanding as of June 30, 2006. In reports or other communications to shareholders or in advertising material for Class R Shares of American Value Fund, the American Value Fund may include historical performance information reflecting the following method of calculation: (a) for periods prior to the commencement of distribution of Class R Shares, a restated figure based on Class A Shares which has been adjusted to exclude the effect of the Class A Shares' maximum sales charge and to reflect the Class R Shares distribution and service fees of up to

    0.50%, which are higher than Class A Shares, and (b) for periods after the commencement of distribution of Class R Shares, actual Class R Shares performance. These figures are calculated using this method.


(1) The Class B Shares listed above were created on May 1, 1995. The original Class B Shares were renamed Class C Shares, as listed above, on May 1, 1995. The Class B Shares commenced operations on August 1, 1995.


(2) Had not commenced operations as of June 30, 2006.


COMPARISONS

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Company's Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Company to calculate its performance. In addition, there can be no assurance that the Company will continue this performance as compared to such other averages.

GENERAL PERFORMANCE INFORMATION

     Each Fund's performance will fluctuate. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

     From time to time, a Fund's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     Fund advertising may include data on historical returns of the capital markets in the United States compiled or published by research firms, including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

     The Funds may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

     The Funds may include in its advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers and the portfolio managers' goals, strategies and investment techniques.

     The Funds' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Funds may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Funds' shareholder reports (including the investment composition of a Fund), as well as views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.

     The Funds may quote various measures of volatility and benchmark correlation in advertising. The Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

     The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     From time to time each Fund's marketing materials may include an update, from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. The Funds' marketing materials may also show each Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes a Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Funds may also be marketed on the internet.


     Each Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Fund at the telephone number or address printed on the cover of this Statement of Additional Information.



                               OTHER INFORMATION


DISCLOSURE OF PORTFOLIO HOLDINGS

     The Company's Board of Directors and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning a Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Adviser to the Fund's shareholders. The Funds and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Funds. Each Fund's Policy is implemented and overseen by the Portfolio Holdings Review Committee (the "PHRC"), which is described in more detail below.

     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to a Fund's public web site. On its public web site, each Fund currently makes available:

     - Calendar Quarters: Complete portfolio holdings as of the end of each calendar quarter disclosed with a minimum lag time of 30 calendar days.

     - Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 15 business days.

Each Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when a Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, which prohibits such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both the Fund's Board of Directors (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

     Pre-Authorized Categories. Pursuant to the Policy, a Fund may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or the Funds and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Funds or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Fund's Board of Directors. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.


     Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for the Funds. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.


     Shareholders In-Kind Distributions. A Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     Attribution Analyses. Pursuant to the Policy, the Funds may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     Transition Managers. Pursuant to the Policy, a Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     Other Entities. Pursuant to the Policy, the Funds or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and the Fund's Board of Directors (or a designated committee thereof). The PHRC will report to the Board of Directors of the Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

     PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Funds and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

     - address any outstanding issues relating to the Policy;

     - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

     - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

     - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Fund shareholders; and

     - monitor potential conflicts of interest between Fund shareholders, on the one hand and those of the Adviser, the Distributor or affiliated persons of the Funds, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

The PHRC will regularly report to the Board of Directors on each Fund's disclosure of portfolio holdings information and the proceedings of PHRC meetings.

     Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Funds have entered into ongoing arrangements to make available public and/or non-public information about each Fund's portfolio holdings. Each Fund currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

              NAME                INFORMATION DISCLOSED      FREQUENCY (1)              LAG TIME
              ----                ---------------------      -------------              --------
SERVICE PROVIDERS
State Street Bank and Trust
  Company (*)...................  Full portfolio          Daily basis                     (2)
                                   holdings
Institutional Shareholder
  Services (ISS) (proxy voting
  agent) (*)....................  Full portfolio          Twice a month                   (2)
                                   holdings
FT Interactive Data Pricing
  Service Provider (*)..........  Full portfolio          As needed                       (2)
                                   holdings
Van Kampen Investor Services,
  Inc. (*)......................  Full portfolio          As needed                       (2)
                                   holdings
David Hall (*)..................  Full portfolio          On a semi-annual                (3)
                                   holdings               and annual fiscal
                                                          basis
Windawi (*).....................  Full portfolio          On a semi-annual                (3)
                                   holdings               and annual fiscal
                                                          basis
FUND RATING AGENCIES
Lipper (*)......................  Full portfolio          Monthly and           Approximately 1 day
                                   holdings               quarterly basis       after previous month end
                                                                                and approximately 30
                                                                                days after quarter end,
                                                                                respectively
Morningstar (**)................  Full portfolio          Quarterly basis       Approximately 30 days
                                   holdings                                     after quarter end
Standard & Poor's (*)...........  Full portfolio          Monthly               As of previous month end
                                   holdings
CONSULTANTS AND ANALYSTS
Arnerich Massena & Associates,
  Inc. (*)......................  Top Ten and Full        Quarterly basis (6)   Approximately 10-12 days
                                   portfolio holdings                           after quarter end
Bloomberg (**)..................  Full portfolio          Quarterly basis       Approximately 30 days
                                   holdings                                     after quarter end

              NAME                INFORMATION DISCLOSED      FREQUENCY (1)              LAG TIME
              ----                ---------------------      -------------              --------
Callan Associates (*)...........  Top Ten and Full        Monthly and           Approximately 10-12 days
                                   portfolio holdings     quarterly basis,      after month/quarter end
                                                          respectively (6)
Cambridge Associates (*)........  Top Ten and Full        Quarterly basis (6)   Approximately 10-12 days
                                   portfolio holdings                           after quarter end
CTC Consulting, Inc. (**).......  Top Ten and Full        Quarterly basis       Approximately 15 days
                                   portfolio holdings                           after quarter end and
                                                                                approximately 30 days
                                                                                after quarter end,
                                                                                respectively
Credit Suisse First Boston
  (*)...........................  Top Ten and Full        Monthly and           Approximately 10-12 days
                                   portfolio holdings     quarterly basis,      after month/quarter end
                                                          respectively (6)
Evaluation Associates (*).......  Top Ten and Full        Monthly and           Approximately 10-12 days
                                   portfolio holdings     quarterly basis,      after month/quarter end
                                                          respectively (6)
Fund Evaluation Group (**)......  Top Ten portfolio       Quarterly basis       At least 15 days after
                                   holdings (4)                                 quarter end
Jeffrey Slocum & Associates
  (*)...........................  Full portfolio          Quarterly basis (6)   Approximately 10-12 days
                                   holdings(5)                                  after quarter end
Hammond Associates (**).........  Full portfolio          Quarterly basis       At least 30 days after
                                   holdings(5)                                  quarter end
Hartland & Co. (**).............  Full portfolio          Quarterly basis       At least 30 days after
                                   holdings(5)                                  quarter end
Hewitt Associates (*)...........  Top Ten and Full        Monthly and           Approximately 10-12 days
                                   portfolio holdings     quarterly basis,      after month/quarter end
                                                          respectively (6)
Merrill Lynch (*)...............  Full portfolio          Monthly basis         Approximately 1 day
                                   holdings                                     after previous month end
Mobius (**).....................  Top Ten portfolio       Monthly basis         At least 15 days after
                                   holdings (4)                                 month end
Nelsons (**)....................  Top Ten holdings (4)    Quarterly basis       At least 15 days after
                                                                                quarter end
Prime Buchholz & Associates,
  Inc. (**).....................  Full portfolio          Quarterly basis       At least 30 days after
                                   holdings (5)                                 quarter end
PSN (**)........................  Top Ten holdings (4)    Quarterly basis       At least 15 days after
                                                                                quarter end
PFM Asset Management LLC (*)....  Top Ten and Full        Quarterly basis (6)   Approximately 10-12 days
                                   portfolio holdings                           after quarter end
Russell Investment
  Group/Russell/ Mellon
  Analytical Services, Inc.
  (**)..........................  Top Ten and Full        Monthly and           At least 15 days after
                                   portfolio holdings     quarterly basis       month end and at least
                                                                                30 days after quarter
                                                                                end, respectively
Stratford Advisory Group, Inc.
  (*)...........................  Top Ten portfolio       Quarterly basis (6)   Approximately 10-12 days
                                   holdings (7)                                 after quarter end
Thompson Financial (**).........  Full portfolio          Quarterly basis       At least 30 days after
                                   holdings (5)                                 quarter end

              NAME                INFORMATION DISCLOSED      FREQUENCY (1)              LAG TIME
              ----                ---------------------      -------------              --------
Watershed Investment
  Consultants, Inc. (*).........  Top Ten and Full        Quarterly basis (6)   Approximately 10-12 days
                                   portfolio holdings                           after quarter end
Yanni Partners (**).............  Top Ten portfolio       Quarterly basis       At least 15 days after
                                   holdings (4)                                 quarter end
PORTFOLIO ANALYTICS PROVIDER
  Fact Set (*)..................  Complete portfolio      Daily                 One day
                                   holdings


------------------------------------

 (*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.

 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) As needed after the end of the semi-annual and/or annual period.

 (4) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (5) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

 (6) This information will also be provided upon request from time to time.

 (7) Full portfolio holdings will also be provided upon request from time to time.

     Each Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Fund or the Adviser. These persons currently are (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis),
(iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

CUSTODY OF ASSETS


     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by each of the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in each Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 One Lincoln Street, Boston, Massachusetts 02111, as custodian. The custodian also provides accounting services to each of the Funds.


SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the Funds' independent registered public accounting firm.

PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Directors believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The following is a summary of the Adviser's Proxy Voting Policy ("Proxy Policy").

     The Adviser uses its best efforts to vote proxies on securities held in a Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Adviser has formed a Proxy Review Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Adviser generally will vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. The Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee. The Adviser generally will not vote a proxy if it has sold the affected security between the record date and the meeting date.

     The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

     - Generally, routine proposals will be voted in support of management.

     - With regard to the election of trustees/directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

     - The Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).


     - The Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.), notwithstanding management support.


     - The Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive financial or best interest impact on an issuer.

     - The Adviser will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc).


     - The Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.).


     - Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the special committee based on the nature of the proposal and the likely impact on shareholders.

     While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.


     Conflicts of Interest. If the Committee determines that an issue raises a material conflict of interest or gives rise to a potential material conflict of interest, the Committee will request a special committee to review and recommend a course of action with respect to the conflict in question, and that special committee will have sole discretion to cast a vote.



     Third Parties. To assist in its responsibility for voting proxies, the Adviser may retain third-party services as experts in the proxy voting and corporate governance area. These proxy research providers are referred to herein as "Research Providers." The services provided to the Adviser by the Research Providers include in-depth research, global issuer analysis, and voting recommendations. While the Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

     Further Information. A copy of the Proxy Policy, as well as each Fund's most recent proxy voting record filed with the SEC, are available without charge on our web site at www.vankampen.com. Each Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     An independent registered public accounting firm for the Company performs an annual audit of the Funds' financial statements. The Company's Board of
Directors has engaged           , located at           ,           ,           ,
to be the Company's independent registered public accounting firm.


LEGAL COUNSEL

     Counsel to the Funds is Skadden, Arps, Slate, Meagher & Flom LLP.

                              FINANCIAL STATEMENTS


     The audited financial statements of each of the Funds of the Company are incorporated herein by reference to the Annual Reports to shareholders of each Fund dated June 30, 2006. The Annual Reports may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Reports are included as part of the Company's filing on Form N-CSR as
filed with the SEC on           , 2006. The Annual Reports may be reviewed and
copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202)551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

                           PART C: OTHER INFORMATION

ITEM 23. EXHIBITS


(a)     (1)         Articles of Amendment and Restatement(10)
        (2)         Articles Supplementary (adding Registrant's Japanese Equity
                    Fund) to the Amended and Restated Articles of
                    Incorporation(16)
        (3)         Articles Supplementary (adding Registrant's Global Equity,
                    Emerging Market Debt, and Equity Growth Funds) to the
                    Amended and Restated Articles of Incorporation(18)
        (4)         Articles Supplementary (changing the name of Morgan Stanley
                    Equity Growth to Van Kampen Equity Growth) to the Amended
                    and Restated Articles of Incorporation(24)
        (5)         Articles Supplementary (adding Registrant's Global Franchise
                    Fund) to the Amended and Restated Articles of
                    Incorporation(24)
        (6)         Articles of Amendment (changing the corporate name from
                    Morgan Stanley Fund, Inc. to Van Kampen Series Fund, Inc.)
                    to the Amended and Restated Articles of Incorporation(25)
        (7)         Articles Supplementary (changing the name of each fund) to the Amended and Restated Articles of Incorporation(25)
        (8)         Articles Supplementary (changing the name of Van Kampen
                    Aggressive Equity Fund to Van Kampen Focus Equity Fund) to
                    the Amended and Restated Articles of Incorporation(27)
        (9)         Articles Supplementary (changing the name of Van Kampen
                    Global Franchise Fund to Van Kampen Tax Managed Global
                    Franchise Fund) to the Amended and Restated Articles of
                    Incorporation(29)
       (10)         Articles Supplementary (changing the name of Van Kampen
                    Global Equity Fund to Van Kampen Global Value Equity Fund
                    and Van Kampen Tax Managed Global Franchise Fund to Van
                    Kampen Global Franchise Fund) to the Amended and Restated
                    Articles of Incorporation(31)
       (11)         Articles Supplementary (changing the name of Van Kampen
                    Worldwide High Income Fund to Van Kampen Emerging Markets
                    Income Fund) to the Amended and Restated Articles of
                    Incorporation(33)
       (12)         Articles Supplementary (adding Class I Shares) to the
                    Amended and Restated Articles of Incorporation(35)
       (13)         Articles Supplementary (representing the termination of the
                    Van Kampen European Value Equity Fund) to the Amended and
                    Restated Articles of Incorporation(36)
       (14)         Articles Supplementary (representing the termination of the
                    Van Kampen International Magnum Fund) to the Amended and
                    Restated Articles of Incorporation(36)
       (15)         Articles Supplementary (representing the termination of the
                    Van Kampen Focus Equity Fund) to the Amended and Restated
                    Articles of Incorporation(36)
       (16)         Articles Supplementary (representing the termination of the
                    Van Kampen Emerging Markets Income) to the Amended and
                    Restated Articles of Incorporation(36)
(b)                 Amended and Restated By-Laws(10)
(c)     (1)         Specimen stock certificates relating to all of the Funds of the Registrant(20)
        (2)         Specimen Class I Shares stock certificates relating to
                    relevant Funds of the Registrant(35)
        (3)         Specimen Class R Shares stock certificates relating to
                    relevant Funds of the Registrant++
(d)     (1)         Investment Advisory Agreement(30)
        (2)         Amendment to the Investment Advisory Agreement(36)
        (3)         Investment Sub-Advisory Agreement between Van Kampen
                    Investment Advisory Corp. and Morgan Stanley Investment
                    Management Company(33)

        (4)         Investment Sub-Advisory Agreement between Van Kampen
                    Investment Advisory Corp. and Morgan Stanley Asset &
                    Investment Trust Management Co., Limited(33)
        (5)         Investment Sub-Advisory Agreement between Van Kampen
                    Investment Advisory Corp. and Morgan Stanley Investment
                    Management Limited(33)
(e)     (1)         Distribution Agreement(18)
        (2)         Form of Dealer Agreement(33)
(f)     (1)         Form of Trustee Deferred Compensation Agreement( *)
        (2)         Form of Trustee Retirement Plan( *)
(g)  (1)(a)         Custodian Contract(33)
            (b)(i)  Amendment dated May 24, 2001 to the Custodian Contract(33)
            (ii)    Amendment dated October 3, 2005 to the Custodian
                    Contract(37)
        (2)         Transfer Agency and Service Agreement(33)
(h)     (1)         Amended and Restated Legal Services Agreement(33)
        (2)         Fund Accounting Agreement(33)
(i)     (1)         Opinion of Miles & Stockbridge P.C.++
        (2)         Consent of Skadden, Arps, Slate, Meagher & Flom LLP+
(j)                 Consent of independent registered public accounting firm++
(k)                 Not applicable
(l)                 Purchase Agreement(11)
(m)     (1)         Distribution Plan Pursuant to Rule 12b-1:
            (i)     Plan of Distribution for Class A Shares of the American
                    Value, Emerging Markets Income, Emerging Markets, Global
                    Equity Allocation, International Magnum and Focus Equity
                    Funds(18)
            (ii)    Plan of Distribution of the Japanese Equity, Growth and
                    Income II, Global Equity, Emerging Markets Debt, Equity
                    Growth, and Global Franchise Funds(18)
            (iii)   Amended and Restated Plan of Distribution for Class B and
                    Class C Shares of the American Value, Emerging Markets
                    Income, Emerging Markets, Global Equity Allocation,
                    International Magnum, Focus Equity, Global Equity, Emerging
                    Markets Debt, Equity Growth, and Global Franchise Funds(18)
            (iv)    Plan of Distribution for Class B and Class C Shares of the
                    Japanese Equity and Growth and Income II Funds(18)
            (x)     Amended and Restated Plan of Distribution for Class I and
                    Class R Shares of the American Value Fund++
        (2)         Form of Amended and Restated Service Plan++
(n)                 Third Amended and Restated Multi-Class Plan(34)
(p)     (1)         Code of Ethics of the Adviser and the Distributor(34)
        (2)         Code of Ethics for the Funds(30)
(q)                 Power of Attorney+
(z)     (1)         List of certain investment companies in response to Item
                    27(a)++
        (2)         List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)++


---------------
(10) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

(11) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995.

(16) Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

(18) Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.


(20) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on August 29, 1997.


(24) Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on July 1, 1998.

(25) Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on September 28, 1998.

(27) Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 28, 1999.

(29) Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on March 7, 2000.

(30) Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 27, 2000.

(31) Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File No. 33-151294 and 811-7140), as filed with the SEC via EDGAR on October 26, 2001.

(32) Incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-151294 and 811-7140), as filed with the SEC via EDGAR on October 25, 2002.

 (*) Incorporated herein by reference to Post-Effective 81 to Van Kampen Harbor Fund's Registration Statement on Form N-1A (File Nos. 2-12685 and 811-734), as filed with the SEC via EDGAR on April 29, 1999.

(33) Incorporated herein by reference to Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File No. 33-151294 and 811-7140), as filed with the SEC via EDGAR on October 28, 2003.

(34) Incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No. 33-151294 and 811-7140), as filed with the SEC via EDGAR on August 28, 2004.

(35) Incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 27, 2004.

(36) Incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on August 26, 2005.


(37) Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 27, 2005.


  +     Filed herewith.


 ++     To be filed by further amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     See the Statement of Additional Information

ITEM 25. INDEMNIFICATION

     Pursuant to Maryland General Corporate Law ("MGCL") Code Ann. Article III
Section 2-418, a Maryland corporation may provide in its governing instrument for the indemnification of its officers and directors from and against any and all claims and demands whatsoever.

     Reference is made to Article Seventh, Section 2 of the Registrant's Articles of Amendment and Restatement. Article Seventh of the Articles of Amendment and Restatement provides that each officer and director of the Registrant shall be indemnified by the Registrant against all expenses incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, administrative or investigative in which the officer or director may be or may have been involved by reason of being or having been an officer or director, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct Conditional advancing of indemnification monies may be made if the director or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification.

     The Registrant has purchased insurance on behalf of its officers and directors protecting such persons from liability arising from their activities as officers or directors of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or directors would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.


     Conditional advancing of indemnification monies may be made if the director or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the director or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefor unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 6 of the Distribution Agreement, the Registrant agrees to indemnify, defend and hold Van Kampen Funds Inc. (the "Distributor"), its directors and officers and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending any such claims, demands, or liabilities and any counsel fees incurred in connection therewith arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case in the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person is expressly conditioned upon the Registrant's being promptly notified of any action brought against any such persons.

     See also "Investment Advisory Agreement" in the Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND INVESTMENT SUBADVISERS

     See "Investment Advisory Services" in each Prospectus and "Investment Advisory Agreements," "Other Agreements," and "Directors and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Asset Management (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

     See "Investment Advisory Services" in each Prospectus and "Directors and Officers" and "Investment Advisory Agreements" in the Statement of Additional Information for information regarding the business of Morgan Stanley Investment Management Limited (a "Subadviser"). For information as to the business, profession, vocation and employment of a substantial nature of each of the directors and officers of the Subadviser, reference is made to the Subadviser's current Form ADV (SEC File No. 801-26847) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

     See "Investment Advisory Services" in each Prospectus and "Investment Advisory Agreement," "Other Agreements" and "Directors and Officers" in the Statement of Additional Information for information regarding the business of Morgan Stanley Asset & Investment Trust Management Co., Limited (a "Subadviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Subadviser, reference is made to the Subadviser's current Form ADV (SEC File No. 801-62152) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

     See "Investment Advisory Services" in each Prospectus and "Investment Advisory Agreement," "Other Agreements" and "Directors and Officers" in the Statement of Additional Information for information regarding the business of Morgan Stanley Investment Management Company (a "Subadviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Subadviser, reference is made to the Subadviser's current Form ADV (SEC File No. 801-62173) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) The sole principal underwriter is Van Kampen Funds Inc., which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1) incorporated by reference herein.

     (b) The Distributor, which is an affiliated person of the Registrant, is the only principal underwriter for the Registrant. The name, principal business address and position and office with The Distributor of each of its directors and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading "Directors and Officers" in Part B of this Registration Statement or Exhibit (z)(2), none of such persons has any position or office with the Registrant.

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


     All accounts, books and other documents of the Registrant required by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder to be maintained (i) by the Registrant, will be maintained at its offices located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investor Services Inc., Harborside Financial Center, Plaza 2, Jersey City, New Jersey 07303-0947, or at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171; (ii) by the Adviser, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555; (iii) by the Subadviser, will be maintained at its offices located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA; (iv) by Van Kampen Funds Inc., the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, Van Kampen Series Fund, Inc., has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 21st day of August, 2006.


                                      VAN KAMPEN SERIES FUND, INC.

                                      By:        /s/ AMY R. DOBERMAN
                                         ---------------------------------------
                                             Amy R. Doberman, Vice President


     Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on August 21, 2006 by the following persons in the capacities indicated.



                      SIGNATURE                                      TITLES
                      ---------                                      ------
Principal Executive Officer:

               /s/ RONALD E. ROBISON*                  President and Principal Executive Officer
-----------------------------------------------------
                  Ronald E. Robison

Principal Financial Officer:

                /s/ PHILLIP G. GOFF*                   Chief Financial Officer and Treasurer
-----------------------------------------------------
                   Phillip G. Goff

Directors:

                 /s/ DAVID C. ARCH*                    Director
-----------------------------------------------------
                    David C. Arch

                /s/ JERRY D. CHOATE*                   Director
-----------------------------------------------------
                   Jerry D. Choate

                  /s/ ROD DAMMEYER*                    Director
-----------------------------------------------------
                    Rod Dammeyer

               /s/ LINDA HUTTON HEAGY*                 Director
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                  Director
-----------------------------------------------------
                  R. Craig Kennedy

                 /s/ HOWARD J KERR*                    Director
-----------------------------------------------------
                    Howard J Kerr

                 /s/ JACK E. NELSON*                   Director
-----------------------------------------------------
                   Jack E. Nelson

              /s/ HUGO F. SONNENSCHEIN*                Director
-----------------------------------------------------
                Hugo F. Sonnenschein

                /s/ WAYNE W. WHALEN*                   Director
-----------------------------------------------------
                   Wayne W. Whalen

                      SIGNATURE                                      TITLES
                      ---------                                      ------

               /s/ SUZANNE H. WOOLSEY*                 Director
-----------------------------------------------------
                 Suzanne H. Woolsey

---------------
* Signed by Amy R. Doberman pursuant to a power of attorney filed herewith.

                 /s/ AMY R. DOBERMAN
-----------------------------------------------------
                   Amy R. Doberman
                  Attorney-in-Fact



                                                                 August 21, 2006

                            SCHEDULE OF EXHIBITS TO

                    POST-EFFECTIVE AMENDMENT 38 TO FORM N-1A



EXHIBIT
NUMBER    EXHIBIT
-------   -------
(i)(2)    Consent of Skadden, Arps, Slate, Meagher & Flom LLP
(q)       Power of Attorney